                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
         ---------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______

     (2) Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:  ____________________

     (5) Total fee paid:  _____________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:  __________________________________________________

2)  Form, Schedule or Registration Statement No.:  ____________________________

3)  Filing Party:  ____________________________________________________________

4)  Date Filed:  ______________________________________________________________

           IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT
                       AND RETURN IT AS SOON AS POSSIBLE

                             NATIONWIDE MUTUAL FUNDS

                           NATIONWIDE BOND INDEX FUND
                       NATIONWIDE INTERNATIONAL INDEX FUND
                      NATIONWIDE MID CAP MARKET INDEX FUND
                         NATIONWIDE SMALL CAP INDEX FUND

                             Three Nationwide Plaza
                              Columbus, Ohio 43215


                                                                  August 3, 2001


Dear Valued Shareholder:


                  Enclosed is a Notice of Special Meeting of Shareholders (the "Meeting") of the Nationwide Bond Index Fund (the "Bond Index Fund"), the Nationwide International Index Fund (the "International Index Fund"), the Nationwide Mid Cap Market Index Fund (the "Mid Cap Index Fund"), and the Nationwide Small Cap Index Fund (the "Small Cap Index Fund") (each a "Fund," and collectively, the "Funds"), each a series of Nationwide Mutual Funds, an Ohio business trust (the "Trust"). The Meeting is scheduled for August 31, 2001, at 11:00 a.m., Eastern time, at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215.* The accompanying materials describe important proposals that may affect the future of your Fund(s), and also contain your proxy statement and proxy card/voting instruction form. When you provide us with your proxy card/voting instruction form, it tells us how you wish to vote on the important issues being presented for your consideration at the Meeting. If you complete and sign the proxy card/voting instruction form, we'll vote your shares exactly as you tell us. If you simply sign the proxy/voting instruction form, and do not provide us with voting instructions, your shares will be voted "FOR" each of the proposals that relate to the Fund(s) in which you own shares (as further described below). In addition, the persons designated as proxies will be authorized to vote in their discretion on any other matters that may properly come before the Meeting. We ask that you review this document and vote using the enclosed proxy card/voting instruction form. If shareholders return their proxy cards/voting instruction forms promptly, we may be able to avoid making additional mailings.


              PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE
                   ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM

                  Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in a corresponding series (each a "Master Series") of Quantitative Master Series Trust (the "Master Trust"), a Delaware business trust. Each Master Series has an investment objective that is identical to the investment objective of the corresponding Fund. Under this structure, often referred to as a master/feeder structure, portfolio management occurs at the Master Series level, not directly at the Fund level. At the inception of the Funds, the Board of Trustees (the "Board") of the Trust believed that this structure would best promote asset accumulation and enable each Fund to benefit from inherent efficiencies. However, as discussed below, the anticipated accumulation of assets and the associated efficiencies have not been realized. Accordingly, upon the recommendation of the Funds' administrator, Villanova SA Capital Trust ("VSA"), and following further consideration, the Board has determined that it would be in the best interests of shareholders of the Funds to simplify the operational structure of the



----------------------------
* Four Nationwide Plaza is located at the northwest corner of Front Street and Spring Street in downtown Columbus, Ohio.

Funds. Under the restructuring proposed by VSA, each Fund would invest directly in the securities in which the Fund's corresponding Master Series currently invests.


                  The Board and VSA believe that the proposed restructuring would benefit the Funds and their shareholders by improving the Funds' opportunities for growth from enhanced sales of Fund shares. In order to implement the restructuring, shareholders of each Fund will be asked to approve an amendment to the investment advisory agreement with Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of VSA, adding each of the Funds to the Proposed Advisory Agreement (the "Proposed Advisory Agreement"), and an amendment to the subadvisory agreement ("Proposed Subadvisory Agreement") among the Trust, VMF and Fund Asset Management, L.P. ("Fund Asset Management") adding each of the Funds to the Proposed Subadvisory Agreement for their respective Fund. Apart from the approval of these agreements, modifications to certain other contractual arrangements that do not require shareholder approval also would be necessary to effect the restructuring.

                  The fees payable under the Proposed Advisory Agreement and Proposed Subadvisory Agreement would be higher than those payable under the current advisory agreement between the respective Master Series and Fund Asset Management, the current investment adviser for each of the Master Series. Under the Proposed Advisory Agreement for the Funds, fees that previously had been paid indirectly by the Funds (and the shareholders of the Funds) to Fund Asset Management as investment adviser to the Master Series, would be paid directly to VMF, as investment adviser to the Funds. The Proposed Subadvisory Agreement, in turn, would provide that Fund Asset Management's fees for subadvising the Funds following the restructuring would be paid by VMF. However, implementation of the restructuring is NOT expected to result in an increase in the overall expenses that would be paid by a Fund were the current master/feeder structure and contractual arrangements preserved, because of certain fee waivers to which VMF has agreed, and the modifications to the other contractual arrangements that will be necessary to complete the restructuring.


                  At the Meeting, shareholders will also be requested to consider and approve two other proposals. The first would permit the Funds to reclassify their investment objectives, which are currently considered to be fundamental (i.e., changeable only with shareholder approval), as non-fundamental. If approved, this would allow the Board to change a Fund's investment objective in the future without shareholder approval (although a Fund would be required to notify its shareholders prior to implementing any material change in its non-fundamental investment objective). While the Board believes that the administrative flexibility it is seeking will be beneficial to the Funds and their shareholders should the Board determine that it is appropriate to modify a Fund's investment objective in the future, the Board has no present intention to change the current investment objectives of the Funds.

                  Finally, shareholders will be asked at the Meeting to authorize the Board to appoint, replace or terminate subadvisers recommended by the Funds' investment adviser, and to amend the terms of any subadvisory agreement for a Fund, without obtaining shareholder approval. The Trust has obtained an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that allows the Board to engage in this practice without shareholder approval, but one of the conditions of the SEC order is that the Trust obtain shareholder approval of the practice prior to implementing it.

                  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS
                   THAT YOU VOTE IN FAVOR OF THESE PROPOSALS.

         - To ensure that your vote is counted, indicate your positions on the enclosed proxy card/voting instruction form.

         -        Sign and return your card/form promptly.

         - If you determine at a later date that you wish to attend the Meeting, you may revoke your proxy and vote in person.


                  If you have any account specific questions, or if you have any questions relating to the accompanying Proxy Statement or need assistance voting your shares, please call the Funds at 1-800-848-0920.


                  Thank you for your prompt attention to this matter.

                                              Sincerely,

                                              Kevin S. Crossett
                                              Secretary
                                              Nationwide Mutual Funds

                             NATIONWIDE MUTUAL FUNDS

                           NATIONWIDE BOND INDEX FUND
                       NATIONWIDE INTERNATIONAL INDEX FUND
                      NATIONWIDE MID CAP MARKET INDEX FUND
                         NATIONWIDE SMALL CAP INDEX FUND

                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 31, 2001

                  To the Shareholders of the Funds:

                  NOTICE IS HEREBY GIVEN that the Meeting of the Funds, each a series of the Trust, will be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, on August 31, 2001 at 11:00 a.m., Eastern time. The Meeting is being called for the following purposes:

         1. To approve or disapprove the Proposed Advisory Agreement between the Trust and VMF with respect to each Fund.

         2. To approve or disapprove the Proposed Subadvisory Agreement among the Trust, VMF and Fund Asset Management with respect to each Fund.


         3. To approve the reclassification of the fundamental investment objective of each Fund as non-fundamental.


         4. To authorize the Board without shareholder approval, to appoint, replace or terminate subadvisers recommended by the Funds' investment adviser and to amend the terms of any subadvisory agreement for a Fund.


         5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                  The attached Proxy Statement provides more information about the proposals.

                  Shares of each Fund may be purchased by separate accounts of Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). With respect to such separate accounts, Nationwide hereby solicits, and agrees to vote at the Meeting, to the extent required, shares of the Funds which are held by separate accounts in accordance with instructions timely received from owners of the variable contracts. With respect to other shareholders, the Board is soliciting your votes. If you are a shareholder of record at the close of business on June 5, 2001, you have the right to direct the persons listed on the enclosed proxy card regarding how your shares in the Fund(s) should be voted. If you are a variable contract owner of record at the close of business on June 5, 2001, you have the right to instruct Nationwide regarding how the Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting and at any adjournment(s) thereof.


                                             By Order of the Board of Trustees,



                                             Kevin S. Crossett
                                             Secretary
                                             Nationwide Mutual Funds


August 3, 2001


            TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE
             THE EXPENSE OF FURTHER MAILINGS, THE BOARD OF TRUSTEES
                URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE
                ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN
                THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS
                   IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY
                    CARD OR VOTING INSTRUCTION FORM PROMPTLY
                        SO THAT A QUORUM MAY BE ENSURED.

               YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
                 NUMBER OF SHARES YOU OWNED ON THE RECORD DATE.

                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                         THE NATIONWIDE BOND INDEX FUND,
                    THE NATIONWIDE INTERNATIONAL INDEX FUND,
                    THE NATIONWIDE MID CAP MARKET INDEX FUND,
                                       AND
                      THE NATIONWIDE SMALL CAP INDEX FUND,
                                EACH A SERIES OF
                             NATIONWIDE MUTUAL FUNDS


                           TO BE HELD AUGUST 31, 2001


                           GENERAL VOTING INFORMATION


                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board to be used in connection with the Meeting of the Funds to be held at 11:00 a.m., Eastern time, on August 31, 2001. The Meeting will be conducted at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215. The principal executive offices of the Trust are located at Three Nationwide Plaza, Columbus, Ohio 43215. The Board has fixed the close of business on June 5, 2001, as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting.

                  This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide from owners of variable contracts having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Funds. The approximate date on which this Proxy Statement and forms of proxy card/voting instruction form are first being sent to shareholders is on or about August 3, 2001.


                  Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share they own as to each Proposal on which such shareholders are entitled to vote. The following table sets forth the number of shares of beneficial interest of each Fund that were outstanding as of the Record Date, and are therefore entitled to vote at the Meeting:

                 FUND                                     SHARES OUTSTANDING
                 ----                                     ------------------

            Bond Index Fund                                   1,193,597

       International Index Fund                                684,532

          Mid Cap Index Fund                                  1,432,399

                 FUND                                     SHARES OUTSTANDING
                 ----                                     ------------------
         Small Cap Index Fund                                  725,032

                  Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. The persons named as proxies on the enclosed proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy is received that does not specify a choice (for, against or abstain), the persons named as proxies will consider its timely receipt as an instruction to vote `FOR' the proposals to which it relates. Shareholders may revoke previously submitted proxies at any time prior to the Meeting by: (i) submitting to the Trust a subsequently dated proxy card; (ii) delivering to the Trust a written notice of revocation; or
(iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote.

                  With respect to the Nationwide separate accounts, to the extent required, Nationwide will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice, Nationwide will consider its timely receipt as an instruction to vote `FOR' the proposal(s) to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by: (i) submitting to Nationwide subsequently dated voting instructions; (ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting. In all cases, any action to revoke voting instructions must be taken before the authority granted in the voting instruction form is exercised.

                  THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF EACH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 848-0920. THE APPLICABLE ANNUAL REPORTS AND SEMI-ANNUAL REPORTS WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.


                  At the Meeting, shareholders will be voting separately by Fund on each Proposal being submitted for consideration. For example, shareholders of the Bond Index Fund will vote separately on the Proposed Advisory Agreement and the Proposed Subadvisory Agreement solely with respect to that Fund and not with respect to any of the three other Funds. Shareholders of each class of a Fund, however, will vote together as a group on each Proposal for the Fund.


                  The Trust knows of no business other than that identified in the Notice as described above which will be presented for consideration at the Meeting. However, if any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment. If a quorum is not present at the Meeting for a particular proposal, or if a quorum is present but sufficient votes to approve such proposal are not received, the persons named as proxies may vote to approve the proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for those proposals for which sufficient votes have not been received, provided that they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

                         BACKGROUND TO PROPOSALS 1 AND 2


                  Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Series of the Master Trust, a Delaware business trust. Each Master Series has an investment objective that is identical to the investment objective of the corresponding Fund. This investment structure is sometimes referred to as a master/feeder structure. Set forth below is a listing of each Fund, its corresponding Master Series, and the investment objective of the Fund and the Master Series:



 Investment Objective of
            Fund                           Master Series
the Fund and the Master Series
            ----                           -------------
------------------------------
Bond Index Fund                    Master Aggregate Bond Index        To match
the performance of the Lehman
                                   Series (the "Aggregate Bond        Brothers
Aggregate Bond Index(R) as closely as
                                   Series")                           possible
before the deduction of Fund (or
                                                                      Series)
expenses.

International Index Fund           Master International               To match
the performance of the Morgan Stanley
                                   (Capitalization Weighted)          Capital
International EAFE(R) Capitalization
                                   Index Series (the                  Weighted
Index as closely as possible before
                                   "International Series")            the
deduction of Fund (or Series) expenses.

Mid Cap Index Fund                 Master Mid Cap Index Series        To match
the performance of the Standard &
                                   (the "Mid Cap Series")             Poor's Mid
Cap 400(R) Index(1) as closely as
                                                                      possible
before the deduction of Fund (or
                                                                      Series)
expenses.

Small Cap Index Fund               Master Small Cap Index             To match
the performance of the Russell 2000(R)
                                   Series (the "Small Cap             Index as
closely as possible before the
                                   Series")                           deduction
of Fund (or Series) expenses.

                  The Master Series (and the corresponding Funds) are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, each Master Series (and each Fund), utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before the deduction of the Master Series' (or the Fund's) expenses (which can be expected to reduce the total returns of the Master Series and the Fund), the total return of its respective index.


                  Because each Master Series (and Fund) seeks to replicate the total return of its respective index, Fund Asset Management, the investment adviser to each Master Series, generally does not attempt to judge the merits of any particular security as an investment, but will seek only to replicate the total return of the securities in the relevant index. Each Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund, due to foreign tax withholding practices), changes in either the composition of the index or the assets of a Master Series, and the timing


----------------------
(1) "Standard & Poor's," "S&P," "S&P 400," "Standard & Poor's 400" and "400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Mid Cap Index Fund. The Mid Cap Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Mid Cap Index Fund.

and amount of Master Series investor contributions and withdrawals, if any. Also, each Fund may not invest in all of the securities in its respective index, or in the same weightings of securities as in the separate index. In addition, each Fund's total return will be affected by incremental operating costs (e.g., transfer agency and accounting expenses) that will be borne by the Fund.


                  For the reasons set forth below, VSA, the administrator for each Fund, and the Board believe that restructuring the Funds would be beneficial to the Funds and their shareholders. To effect the proposed restructuring, each Fund would redeem its investments in its respective Master Series and each Master Series would distribute, to the corresponding Fund, that Fund's proportionate interest in the assets (securities, cash, etc.) of the Master Series in a tax-free, in-kind distribution. Each Fund would then hold directly the assets it previously held indirectly through its ownership of shares in the corresponding Master Series. The master/feeder structure would therefore be eliminated through a redemption by each Fund of its "interest" in the Master Series.

                  The investment objective and policies of the Funds will not change if the proposed restructuring is implemented. Nor will they change if shareholders approve Proposal 3 in this Proxy Statement, the Proposal to redesignate each Fund's investment objective from fundamental to non-fundamental.

                  Following implementation of the restructuring, however, the Funds would change operationally, as each would pursue its investment objective directly instead of obtaining management services through the operation of the corresponding Master Series. This operational change will require that the Funds amend certain current service agreements, such as the Fund Administration Agreement for each Fund. Those amendments can be accomplished without shareholder approval. In addition, however, the Funds must enter into advisory arrangements and those advisory arrangements must be submitted to shareholders for their approval. To that end, shareholders of each Fund are being asked to approve an amendment to the Proposed Advisory Agreement between the Trust and VMF, an affiliate of VSA, adding each Fund to the Proposed Advisory Agreement, as described in Proposal 1 in this Proxy Statement. In addition, shareholders of each Fund are being asked to approve an amendment to the subadvisory agreement among the Trust, VMF and Fund Asset Management adding each Fund to the Proposed Subadvisory Agreement, as described in Proposal 2 in this Proxy Statement. For each Fund, approval of Proposals 1 and 2 is required to implement the proposed restructuring; if either Proposal 1 or 2 is not approved, the restructurng for that Fund will not be implemented and the Board will determine appropriate further action.


REASONS FOR THE PROPOSED RESTRUCTURING


                  At the time of the Funds' organization in 1999, VSA and the Board believed that structuring and operating the Funds as feeder portfolios in a master/feeder structure, in which structure the Master Series would be advised by Fund Asset Management, would result in benefits that would not be available if the Funds operated as directly managed funds. At that time, based on the kind, quality and cost of the services to be furnished to the Funds (taking into consideration applicable fee waivers) and the perceived prospects for asset growth at the Master Series level, it was believed that the Funds would be competitive and that there would be potential for significant asset accumulation.


                  The Funds were initially established to be sold to both direct investors desiring to purchase interests in index funds, and to the Nationwide Investor Destinations Funds (the "Investor Destinations Funds"), asset allocation series of the Trust that invest primarily in other mutual funds. It was originally anticipated that other investors, not affiliated with the Trust or Nationwide, also would invest significant assets in the Master Series, thereby increasing the assets of the Master Series, helping to achieve certain economies of scale, and, as further discussed below, enabling each Fund to invest more of its assets in its corresponding Master Series. However, the anticipated growth in assets of the Master Series has not occurred. Moreover, in discussions with Fund Asset Management, the Trust's management has been informed that the prospects for significant future asset growth of the Master Series from investors that are not affiliated with the Trust or Nationwide may not be favorable, and it is expected that future distribution of the Master Series could therefore be limited.

                  One additional consequence of the limited growth of assets in the Master Series from investors that are not affiliated with the Trust or Nationwide is that certain provisions under the Investment Company Act of 1940, as amended (the "1940 Act"), that limit each Fund's ability to invest in the Master Series have been implicated and are significantly constraining the management and growth of the Funds. Specifically, when the Investor Destinations Funds invest in a Fund, the 1940 Act limits a Fund's ownership in the corresponding Master Series to no more than 3% of the outstanding voting stock of that Master Series because the Funds and the Investor Destinations Funds are affiliated for purposes of the 1940 Act. As a result of the limited accumulation in assets from these unaffiliated investors, the Investor Destinations Funds are currently prevented from investing additional assets in the Bond Index Fund, the International Index Fund and the Mid Cap Index Fund. To obtain partial relief from this restriction, the Trust has filed an application for an exemptive order from the U.S. Securities and Exchange Commission ("SEC") to permit the Funds to own up to 25% of the Master Series when the Investor Destinations Funds invest in the Funds. The Trust anticipates that the SEC will issue this order, but believes that, even the more permissive investment limitation of 25% will be inadequate to accommodate the potential growth in Fund assets that is expected from investments in Fund shares by the Investor Destination Funds and other investors. The Trust believes that the International Index Fund and the Mid Cap Index Fund in particular would reach the new limit rapidly, and that the Bond Index Fund and Small Cap Index Fund, while less quickly, nonetheless would reach the limit in the foreseeable future. Therefore, the 1940 Act investment restrictions, as they apply to the current master/feeder structure, impose a serious impediment to asset accumulation for the Funds and under the current circumstances. As a consequence, the Funds have not reached the levels of assets that were originally anticipated and have not achieved the potential economies of scale associated with the anticipated size. Given these facts, VSA and VMF have expressed the view that the prospects for significant future growth in assets of the Funds do not appear to be favorable.


                  In view of the above, the Funds are currently being heavily subsidized, in large measure by VSA, and are expected to require significant subsidization for the foreseeable future in the absence of significant asset growth. As an illustration of the extent of the subsidization, the following tables set forth (i) aggregate annual expense ratios (including each Fund's indirect pro rata share of the expenses of the corresponding Master Series) of the Class A, Class B, and Institutional Class Shares of the Funds prior to fee waivers and expense reimbursements, for the fiscal year ended October 31, 2000,2 based on the average daily net assets allocable to those classes of shares; and
(ii) Fund expenses net of fee waivers and expense reimbursements of the Class A, Class B and Institutional Class Shares of the Funds for the fiscal year ended October 31, 2000:

              FUND EXPENSE RATIOS BEFORE WAIVERS AND REIMBURSEMENTS



Institutional
                              Class A Shares      Class B Shares(3)   Class
Shares
                              --------------      --------------
------------

Bond Index Fund                       3.48%              4.23%
10.87%

International Index Fund             49.77%             63.29%
8.18%

Mid Cap Index Fund                    3.12%              3.87%
2.76%

Small Cap Index Fund                329.04%            329.79%
19.76%


--------------------------


(2) See "Current and Pro Forma Fees of the Funds" beginning on page 19 of this Proxy Statement, which presents the current expenses of the Funds, and the projected expenses of the Funds following the proposed restructuring.

(3) Class B Shares commenced operations on May 24, 2001 for the Mid Cap Index Fund and on December 29, 1999 for the International Index Fund. Class B Shares for the Bond Index Fund and the Small Cap Index Fund have not yet commenced operations. As a result, these percentages are estimates for the current fiscal year ending October 31, 2001.

              FUND EXPENSE RATIOS AFTER WAIVERS AND REIMBURSEMENTS


Institutional
                              Class A Shares      Class B Shares(4)    Class
Shares
                              --------------      --------------
------------

Bond Index Fund                       0.81%              1.41%            0.31%

International Index Fund              0.86%              1.46%            0.36%

Mid Cap Index Fund                    0.81%              1.26%            0.31%

Small Cap Index Fund                  0.79%              1.39%            0.29%


                  VSA has agreed to cap Fund expenses at the levels set forth above for the Funds at least until February 28, 2002. With respect to the Bond Index Fund, the International Index Fund and the Small Cap Index Fund, VSA also has agreed to cap expenses at no more than 4.00% for the period after February 28, 2002, at least until February 28, 2011. No such agreement to cap expenses beyond February 28, 2002 has been made in respect of the Mid Cap Index Fund. These agreements reflect VSA's financial commitment to ensure that the Funds remain viable and competitive, but these subsidies are costly and VSA believes that it is appropriate for the Board to consider strategies that will foster growth so that these subsidies can be eliminated, as long as the quality of the Funds' operation and management are preserved.


                  Accordingly, VSA requested that the Board, at its meeting on May 30 and 31, 2001, consider how to address these issues and to modify the current structure and arrangements to best serve the interests of the Funds and their respective shareholders. For the reasons outlined below, the Board determined to recommend to shareholders, for their approval, that VMF be engaged as the investment adviser to each of the Funds, pursuant to the Proposed Advisory Agreement, and Fund Asset Management be retained as the subadviser to each of the Funds, pursuant to the Proposed Subadvisory Agreement.

                  In making these determinations, the Board considered the information provided by VSA, VMF and Fund Asset Management, as well as other information made available regarding the Funds, their fees (both current and pro forma), and their proposed operations. The Board reviewed comparative expense and performance information and the current investment advisory fees paid by funds similar in investment style to the Funds. The Board also considered the history of the Funds, noting the relatively small size of each of them, unrealized growth prospects, and limited potential for significant future growth under the current master/feeder structure.


                  The Board noted that the proposed structure would ensure that the Funds and their shareholders would continue to receive the benefit of the management expertise of Fund Asset Management. The individuals at Fund Asset Management who currently oversee the management of the Master Series will continue to manage the Funds pursuant to the Proposed Subadvisory Agreement following the restructuring.


                  The Board also carefully considered the changes in the contractual arrangements proposed to implement the restructuring and compared the fees and expenses of the new arrangements with those payable under the current master/feeder structure. In particular, the Board noted that, with the engagement of VMF as adviser and Fund Asset Management as subadviser under the proposed structure, the aggregate advisory and subadvisory fees payable directly by the Funds would be higher than the advisory fee payable indirectly to Fund Asset Management by the Funds under the current structure. In


-----------------

(4) Class B Shares commenced operations on May 24, 2001 and December 29, 1999 for the International Index Fund. Class B Shares for the Bond Index Fund and the Small Cap Index Fund have not yet commenced operations. As a result, these percentages are estimates for the current fiscal year ending October 31, 2001.

addition, the subadvisory fee to which Fund Asset Management will be entitled for each Fund except the Small Cap Index Fund (before consideration of contractual waivers) would be higher than the advisory fee payable under the current structure; with respect to the Small Cap Index Fund, the subadvisory fee payable to Fund Asset Management under the Proposed SubAdvisory Agreement will be modestly lower than that payable under the current structure (before consideration of contractual waivers). However, the Board also noted that the administration fees payable to VSA, an affiliate of VMF, by the Funds under the proposed structure would be lower than the administration fees payable to VSA (and Fund Asset Management as sub-administrator) under the current structure, principally because of the elimination of a number of administrative services necessitated by the master/feeder structure. Those services include maintaining books and records relating to the Funds' investment in the corresponding Master Series, maintaining tax and other records associated with the master/feeder structure, providing VMF with information to calculate tax distributions and preparing Master Series performance information. Moreover, VMF, as assignee of VSA, has committed to contractually waive fees to the extent necessary to limit the expenses payable by each Fund to the same extent to which VSA has committed (as discussed above) under the current master/feeder structure. Thus, overall, the expenses to be borne by the Funds and their shareholders are not expected to increase as a result of the proposed restructuring over what they would have been in the absence of the proposed changes in structure. Details concerning the current and proposed advisory, administration and other expenses, as well as waivers of those expenses, can be found in the section of this Proxy Statement entitled "Current and Pro Forma Fees of the Funds" beginning on page 19.

                  In reviewing and considering the proposed advisory arrangement with VMF, the Board made note of the services that VMF would provide as investment adviser to the Funds and the fees that are payable to VMF under the Proposed Advisory Agreement. VMF expressed its view that the fees would be fair and reasonable in relation to the services it would provide to shareholders of the Funds. As investment adviser to each Fund, VMF informed the Board that it would be ultimately responsible for the provision of management services, would exercise extensive oversight responsibilities with respect to any subadviser, and will perform, and provide personnel and facilities in support of, the following specific services: (i) monitoring Fund Asset Management's performance through quantitative and qualitative methods, such as developing and monitoring a covariance matrix to determine whether the Funds are exposing investors to more risks than they appear to expect, given their allocation mix and risk tolerance; (ii) reviewing the tracking error for each Fund to attempt to minimize the error; (iii) communicating with Fund Asset Management about performance expectations and evaluations; (iv) providing periodic reports to the Board concerning the Funds; and (v) making recommendations to the Board as to whether Fund Asset Management (or any subsequent subadvisers) should continue to subadvise the Funds. On the basis of the information provided by VSA and VMF, the Board determined that (1) the nature and quality of the services which VMF proposes to provide for the Funds are appropriate for directly managed funds of their kind; and (2) the proposed management fee rates are competitive, compared to fee rates for mutual funds with similar investment objectives and policies, and are fair and reasonable in relation to the services to be provided under the Proposed Advisory Agreement.

                  The Board considered that the proposed restructuring would eliminate the legal limitations currently constraining the Funds' investment in the Master Series, and preventing the Investor Destinations Funds from fully investing in the Funds. The Board noted VSA's report that the prospects for asset growth for the Funds could be significantly improved if the Funds were to operate as directly managed funds and that management believes that assets from other affiliated investment companies would be invested in the Funds following the restructuring. Additionally, VSA described a new investment product that will be created and which is expected to invest in the Funds. Overall, the Board was informed of management's expectation that the Funds could experience significant asset growth following the proposed restructuring.


                  The Board also considered the fact that the proposed in-kind redemption of shares from the Master Series would be tax-free, and that shareholders would bear no transaction fees in the conversion because the assets will be moved directly from the Master Series to the Funds, instead of selling the Master Series' portfolio securities and having the Funds repurchase the same securities. VSA and VMF explained to the Board that the transaction would be structured in accordance with pertinent SEC requirements to assure that the Funds would receive a pro rata portion of the Master Series' portfolio securities. Finally, the Board considered the fact that VSA and VMF have undertaken to pay the costs of the restructuring.

                  On the basis of the above, and particularly VMF's description of the improved prospects for an increase in the Funds' assets following the restructuring, the Board concluded that the proposed changes were in the best interests of each Fund and its shareholders, and recommended that these matters be submitted to the shareholders for their approval at the Meeting.

                 PROPOSAL 1: APPROVAL OF THE PROPOSED INVESTMENT
                        ADVISORY AGREEMENT FOR EACH FUND

INTRODUCTION TO THE PROPOSAL


                  Fund Asset Management currently serves as the investment adviser to the Master Series pursuant to an Amended and Restated Advisory Agreement, between the Master Trust, on behalf of each Master Series, and Fund Asset Management, dated December 21, 1999 (the "Current Advisory Agreement"). Each Fund currently invests all of its investable assets in a corresponding Master Series and Fund Asset Management receives investment advisory fees from each Master Series in which a Fund invests. As a result, although the Funds do not directly pay Fund Asset Management an advisory fee, the Funds do pay fees indirectly through their investments in the Master Series.

                  Under the proposed restructuring, VMF would directly manage each Fund's investments. To reflect that arrangement, the Proposed Advisory Agreement would, among other things, extend coverage of the Agreement to each Fund, thereby imposing an advisory fee directly upon each Fund. In managing each Fund, VMF would be assisted by Fund Asset Management, serving in the capacity of a subadviser, pursuant to the Proposed Subadvisory Agreement. The Proposed Subadvisory Agreement is described in Proposal 2 of this Proxy Statement.


                  If shareholders of the Funds approve the Proposed Advisory Agreement and the Proposed Subadvisory Agreement on behalf of the Funds, and the proposed restructuring is implemented, VSA, and certain affiliates of VMF and VSA, would continue to serve as the Funds' administrator, transfer agent and distributor.


                  A discussion of the considerations and factors that have prompted VSA, VMF and the Board to recommend the proposed restructuring described in Proposals 1 and 2 is provided above, under "Reasons for the Proposed Restructuring." A summary of the Board's considerations regarding the Proposed Advisory Agreement is provided below under "Board of Trustees' Considerations." A description of the Proposed Advisory Agreement is provided below under "Terms of the Proposed Advisory Agreement." That description is only a summary of the Proposed Advisory Agreement and is qualified in its entirety by reference to the form of the Proposed Advisory Agreement, which is attached to this Proxy Statement as Exhibit A. Under the heading "Current and Pro Forma Fees of the Funds" beginning on page 19 of this Proxy Statement, there appears important expense and financial data that shareholders should consider in weighing their decision to vote on this Proposal 1.


                  If either the Proposed Advisory Agreement or the Proposed Subadvisory Agreement is not approved for a particular Fund, the proposed restructuring of that Fund will not occur, and the Board will consider what other actions, if any, will be taken for that Fund. However, the proposed restructuring of each Fund is independent of and not contingent upon shareholder approval of the proposed restructurings of the other Funds.


BOARD OF TRUSTEES' CONSIDERATIONS


                  As described above, at a meeting of the Board held on May 30 and 31, 2001, VSA described the anticipated effects of the restructuring of the Funds to the Board. In connection with its review of the proposed restructuring, the Board compared the potential costs and benefits of effecting the restructuring with the current costs and benefits of maintaining the status quo under the current master/feeder structure.


                  The Board also evaluated the Proposed Advisory Agreement and the qualifications of VMF as investment adviser for the Funds. The Board noted that, except for the terms relating to advisory fees, the delegation of duties to a subadviser and the matters discussed below, the terms of the Proposed Advisory Agreement are substantially the same, in all material respects, as the Current Advisory Agreement for the Master Series. The Board also noted that the Proposed Advisory Agreement is the form of advisory agreement currently used by all other funds of the Trust advised by VMF. In approving the Proposed Advisory Agreement, the Board took into account that, except for the provision for direct payment by the Funds of an advisory fee (currently indirectly assessed against Fund assets through an investment in the corresponding Master Series), the responsibility of the Funds for all ordinary operating expenses, and the specific oversight responsibilities that will be exercised by VMF under the Proposed Advisory Agreement (as described in "Proposed Advisory Services by VMF" below), there are no material differences between the provisions of the Current Advisory Agreement and the Proposed Advisory Agreement. Additionally, the Board considered the expense limitations and expense waivers undertaken by VSA and VMF, as described under "Reasons for the Proposed Restructuring" in this Proxy Statement.


                  The Board considered the nature and quality of services to be supplied by VMF following the restructuring, and the advisory fees to be charged, relative both to those fees currently charged indirectly through the Master Series and to those fees that are charged by VMF to other equity portfolios that VMF advises. (See Exhibit A to this Proxy Statement.) The Board reviewed the anticipated expenses as Fund assets grow and noted that, because VMF has agreed to an assignment of VSA's expense limitation agreement, the aggregate expenses following the restructuring are expected, after the expense caps are given effect, to be no higher than they would be if the current structure were preserved. The Board also weighed the benefits that will inure to VMF and its affiliates under the Proposed Advisory Agreement compared to the benefits that VMF and its affiliates currently receive and considered the possible financial benefits to shareholders of the Funds that may result from an increased asset base. As previously noted, the Board determined that (1) the nature and quality of the services which VMF proposes to provide for the Funds are appropriate for directly managed funds of their kind, and (2) the proposed management fee rates are competitive compared to fees for mutual funds with similar investment objectives and policies and are fair and reasonable in relation to services to be provided under the Proposed Advisory Agreement. Based upon these considerations and determinations, a majority of the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act), approved the Proposed Advisory Agreement for each Fund and recommended approval of the Proposed Advisory Agreement by the shareholders of each Fund.


PROPOSED ADVISORY SERVICES BY VMF

                  Under the current structure, VMF does not exercise any role in the management of the Funds' assets. By contrast, following the proposed restructuring, in its capacity as investment adviser, VMF will, pursuant to the Proposed Advisory Agreement, exercise extensive oversight responsibilities with respect to Fund Asset Management. If the proposed restructuring is approved, VMF will provide personnel and facilities necessary to: (i) monitor, through various qualitative and quantitative methods, Fund Asset Management's performance; (ii) review the tracking error for each Fund to attempt to confine it to certain predetermined ranges; (iii) communicate about Fund performance expectations with Fund Asset Management; (iv) periodically report to the Board regarding the Funds; and (v) make recommendations to the Board regarding engaging and retaining subadvisers for the Funds.


TERMS OF THE PROPOSED ADVISORY AGREEMENT


                  Under the Proposed Advisory Agreement, subject to the supervision of the Board, VMF will provide, or arrange for the provision of, a continuous investment program and overall investment strategies for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. VMF will determine, or arrange for others to determine, from time to time, what securities and other investments will be purchased, retained or sold by each Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of a Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. VMF will provide, or arrange for the provision of, the services under the Proposed Advisory Agreement in accordance with the stated investment policies and restrictions of each Fund as set forth in that Fund's current prospectus and statement of additional information as currently in effect, and as supplemented or amended from time to time and subject to the directions of the Board.

                  For the services that VMF will provide under the Proposed Advisory Agreement, VMF will be entitled to receive a fee, computed daily and payable monthly, at the annual rates of the average daily net assets of each Fund at the following rates: Bond Index Fund, 0.22%; International Index Fund, 0.27%; Mid Cap Index Fund, 0.22%; and Small Cap Index Fund, 0.20%. As explained below, a portion of each such fee will be used to compensate Fund Asset Management in its role as subadviser to each Fund. (See "Provisions of the Proposed Subadvisory Agreement" in this Proxy Statement (at pages 17-18) for the compensation schedule contained in the Proposed Subadvisory Agreement.) Under the Proposed Advisory Agreement, VMF will pay the compensation of the officers of the Trust affiliated with VMF and will pay a pro rata portion of the compensation and expenses of the Trustees of the Trust affiliated with VMF or VSA, an affiliated entity. VMF will also furnish, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Funds and maintaining their investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds, to the extent that any such services are not furnished (and the expenses therefor are not borne) by Fund Asset Management pursuant to the Proposed Subadvisory Agreement.


                  Pursuant to the Proposed Advisory Agreement, the Trust will pay all of its own expenses including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other assets; (2) all charges and expenses paid to an administrator appointed by the Trust to provide administrative or compliance services; (3) the charges and expenses of any transfer agents and registrars appointed by the Trust; (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Trust; (5) the charges and expenses of dividend and capital gain distributions; (6) the compensation and expenses of Trustees of the Trust who are not "interested persons" of VMF; (7) brokerage commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (8) all taxes and fees payable by the Trust to federal, state or other governmental agencies; (9) the cost of stock certificates representing shares of the Trust (if any); (10) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses and reports to shareholders;
(11) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust's existence, financial structure and relations with its shareholders; (12) insurance and bonding premiums; (13) association membership dues; (14) bookkeeping and the costs of calculating the net asset value of shares of the Funds; and (15) expenses relating to the issuance, registration and qualification of the Trust's shares.


                  In rendering investment advisory services to the Funds, VMF will be subject to the contractual expense limitation agreement entered into with the Trust that provides that VMF, as the assignee of VSA, will limit expenses and waive its fees to the extent necessary to limit the Funds' expenses to certain percentage limitations. See "Reasons for the Proposed Restructuring" in this Proxy Statement, beginning on page 6, for the contractual limitations that have been implemented (i) until February 28, 2002, and (ii) for the nine-year period starting on March 1, 2002.


                  The Proposed Advisory Agreement specifically provides that VMF, including its trustees and officers, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Proposed Advisory Agreement. In performing its obligations under the Proposed Advisory Agreement, VMF will be required to comply with all federal and state laws.

                  The Proposed Advisory Agreement will continue in effect for each Fund until June 30, 2002, and thereafter shall continue automatically for successive annual periods ending June 30th, provided such continuance is specifically approved at least annually by the Board, or by vote of a majority of the outstanding voting securities of a Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Proposed Advisory Agreement or "interested persons" (as that term is defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Proposed Advisory Agreement is not assignable (i.e., it will terminate automatically in the event of its "assignment," as that term is defined under the 1940 Act). It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days' written notice.

                  The Proposed Advisory Agreement also provides that VMF may render services, similar to services that VMF renders to the Funds, to entities other than the Trust and the Funds. In connection with providing such services, VMF is obligated to exercise the same skill and care in performing its services under the Proposed Advisory Agreement as VMF exercises in performing similar services with respect to other fiduciary accounts for which VMF has investment responsibilities.

                  The Proposed Advisory Agreement states that, subject to the provisions of the Agreement and the 1940 Act and any exemptions thereto, VMF is authorized to appoint qualified subadvisers to provide each Fund with certain services required by the Agreement. A subadviser shall have such investment discretion and shall make all determinations with respect to the investment of a Fund's assets as shall be assigned to that subadviser by VMF, including purchase and sale of portfolio securities with respect to those assets, and shall take such steps as may be necessary to implement its decisions. VMF shall not be responsible or liable for the investment merits of any decision by a subadviser to purchase, hold, or sell a security for a Fund.

                  The Proposed Advisory Agreement goes on to provide that, subject to the supervision and direction of the Trustees, VMF shall: (i) have overall supervisory responsibility for the general management and investment of a Fund's assets; (ii) determine the allocation of assets among one or more of the subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a subadviser. Furthermore, VMF is required to research and evaluate each subadviser, including (i) performing initial due diligence on prospective subadvisers and monitoring each subadviser's ongoing performance; (ii) communicating performance expectations and evaluations to the subadvisers; and
(iii) recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. VMF shall also recommend changes or additions to the subadvisers and shall compensate the subadvisers.

PROVISIONS OF THE CURRENT ADVISORY AGREEMENT

                  Pursuant to the provisions of the Current Advisory Agreement with the Master Trust, Fund Asset Management provides the Master Series with investment advisory and management services. Subject to the supervision of the Master Trust's board of trustees, Fund Asset Management is responsible for the actual management of each Master Series' portfolio and continuously reviews the Master Series' holdings in light of Fund Asset Management's own research and analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with Fund Asset Management. Fund Asset Management performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Master Series.


                  Under the Current Advisory Agreement, Fund Asset Management receives for its services to each Master Series monthly compensation at an annual rate based on the average daily net assets of each Master Series. The following are the fees payable to Fund Asset Management: the Aggregate Bond Series, 0.06%; the International Series, 0.01%; the Mid Cap Series, 0.01%; and the Small Cap Series, 0.08%. However, as a result of certain contractual arrangements, Fund Asset Management currently receives a management fee of 0.01% from the Aggregate Bond Series and the Small Cap Series.

                  Securities held by the Master Series may also be held by, or be appropriate investments for, other investment companies or investment advisory clients for which Fund Asset Management or its affiliates act as an adviser. Because of different objectives or other factors, a security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by Fund Asset Management for the Master Series or other investment companies for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective investment companies and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Fund Asset Management or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                  The Current Advisory Agreement obligates Fund Asset Management to provide investment advisory services and to pay all compensation of, and furnish office space for, officers and employees of the Master Trust connected with investment and economic research, trading and investment management for the Master Trust, as well the fees of the trustees of the Master Trust who are "affiliated persons" (as that term is defined in the 1940 Act) of Fund Asset Management or any of its affiliates. The Master Trust pays, or causes to be paid, all other expenses incurred in the operation of the Master Trust and the Master Series (except to the extent paid by the Master Trust's placement agent), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, copies of the Master Trust's registration statements, charges of the custodian and sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares of the Master Series under federal, state or foreign laws, fees and out-of-pocket expenses of non-affiliated trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Master Trust or a Master Series. The placement agent of the Master Trust will pay certain of the expenses of the Master Trust incurred in connection with the offering of its shares of beneficial interest of each of the Master Series. Accounting services are provided to the Master Trust and the Master Series by State Street Bank & Trust Company pursuant to an agreement with the Master Trust.

                  The Current Advisory Agreement provides that Fund Asset Management shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the management of the Master Trust and any Master Series, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Current Advisory Agreement.

                  The Current Advisory Agreement remained in effect for two years from the date of its commencement. Thereafter, it remains in effect from year to year with respect to each Master Series if approved annually in accordance with the requirements of the 1940 Act. The Current Advisory Agreement is not assignable, and will automatically terminate in the event of its assignment. In addition, the Current Advisory Contract may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the outstanding voting securities of such Master Series.


                  The board of trustees of the Master Trust most recently approved and continued the Current Advisory Agreement, on behalf of the Master Series, at the Board's meeting held on May 9, 2001. The Current Advisory Agreement was approved by the sole initial shareholders of each Master Series on the following dates:

                  Aggregate Bond Series                   January 30, 1997
                  International Series                    August 2, 1999
                  Mid Cap Series                          August 2, 1999
                  Small Cap Series                        January 30, 1997


                  For the fiscal year ended December 31, 2000, the gross advisory fees earned by Fund Asset Management and the net advisory fees paid after Fund Asset Management's fee waivers, for the Master Series, as applicable, were as follows:

                                   Gross Advisory
                                   Fees Earned by                Net Advisory
                                     Fund Asset                    Fees Paid
        Master Series                Management                  After Waiver
        -------------                ----------                  ------------
Aggregate Bond Series                  $28,804                      $28,804

International Series                   $15,089                      $4,286

Mid Cap Series                          $744                          $0

Small Cap Series                       $15,024                        $0


                  For the fiscal year ended December 31, 2000, the Master Series paid the following brokerage commissions to Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), an affiliated broker-dealer of Fund Asset
Management:

                                                                    Percentage
of
                                                                      Aggregate
                                     Aggregate Dollar             Commissions
Paid
        Master Series              Amount of Commissions          to Merrill
Lynch
        -------------              ---------------------
----------------
Aggregate Bond Series                       $0                           N/A

International Series                      $11,665                        N/A

Mid Cap Series                            $8,575                         N/A

Small Cap Series                          $47,880                       0.11%


SHAREHOLDER APPROVAL REQUIREMENTS

                  Approval of the Proposed Advisory Agreement on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

                  In order for the Proposed Advisory Agreement for a Fund to become effective, it is necessary that shareholders of the Fund also approve the Proposed Subadvisory Agreement described in Proposal 2 of this Proxy Statement for the Fund. The Proposed Advisory Agreement for a Fund, even if approved by that Fund's shareholders, will not become effective if shareholders of the Fund do not also approve the Proposed Subadvisory Agreement. The approval of the Proposed Advisory Agreement for a Fund is independent from the approval of the Proposed Advisory Agreement by the other Funds.

                  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS
     THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSED ADVISORY AGREEMENT

PROPOSAL 2: APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT RELATING TO EACH FUND

INTRODUCTION TO THE PROPOSAL

                  At its meeting held on May 30 and 31, 2001, the Board, at the request of VSA and VMF, considered entering into the Proposed Subadvisory Agreement among the Trust, VMF and Fund Asset Management, relating to the Funds. VMF noted that, in connection with the proposal to restructure the Funds, it was recommended that Fund Asset Management be retained as subadviser to manage the Funds. Because of Fund Asset Management's investment management expertise in indexing - the specific investment technique used by the Funds and the Master Series - VMF proposed that investment decisions for the Funds be made by Fund Asset Management under the proposed restructuring, just as it does under the current structure.


                  A summary of the Board's considerations regarding the Proposed Subadvisory Agreement is provided below under "Board of Trustees' Considerations." A description of the Proposed Subadvisory Agreement is provided below under "Provisions of the Proposed Subadvisory Agreement." That description is only a summary of the Proposed Subadvisory Agreement and is qualified, in its entirety, by reference to the form of the Proposed Subadvisory Agreement, which is attached to this Proxy Statement as Exhibit B. Under the heading "Current and Pro Forma Fees of the Funds" beginning on page 19 of this Proxy

Statement, there appears important expense and financial data that shareholders should consider in weighing their decision to vote on this Proposal 2.

BOARD OF TRUSTEES' CONSIDERATIONS


                  The Board, in determining to approve the Proposed Subadvisory Agreement and the proposed subadvisory arrangements among the Trust, on behalf of each Fund, VMF and Fund Asset Management, noted that: (i) Fund Asset Management will be subject to oversight and direction of VMF, and ultimately, the Board; (ii) if the Proposed Subadvisory Agreement is implemented, VMF will be responsible for paying Fund Asset Management from the fees that VMF will receive for serving as investment adviser to the Funds; (iii) Fund Asset Management is familiar with the Funds and their operations, having advised the Master Series in which the Funds currently invest their assets; (iv) Fund Asset Management currently serves as a subadviser to the Nationwide S&P 500 Index Fund, another series of the Trust; (v) the performance of Fund Asset Management in managing the Master Series; and (vi) the nature and quality of services expected to be provided under the Proposed Subadvisory Agreement. The Board also considered the compensation to be payable to Fund Asset Management under the Proposed Subadvisory Agreement. Having carefully considered the above, the Board determined that: (1) the nature and quality of the services that Fund Asset Management proposes to provide for the Funds are appropriate for directly managed funds of their kind; and (2) the proposed subadvisory fees are competitive, compared to fee rates for mutual funds with similar investment objectives and policies, and are fair and reasonable in relation to the services to be provided under the Proposed Subadvisory Agreement. Based upon these considerations, the Board of Trustees, including the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940 Act), unanimously approved the Proposed Subadvisory Agreement for each Fund as in the best interests of shareholders and recommended approval of the Proposed Subadvisory Agreement by the shareholders of each Fund.


PROVISIONS OF THE PROPOSED SUBADVISORY AGREEMENT

                  The Proposed Subadvisory Agreement provides that Fund Asset Management will be responsible for managing that portion of the portfolios of the Funds, as determined from time to time, by VMF. It is currently contemplated that Fund Asset Management will be responsible for managing all of the assets of each Fund. Fund Asset Management will also be responsible for placing all portfolio transactions. In all cases, Fund Asset Management will be subject to the direction of VMF and, ultimately, the Board.


                  Under the Proposed Subadvisory Agreement, Fund Asset Management will be responsible for placing orders for the purchase and sale of portfolio securities with or through such persons, brokers or dealers ("brokers"), as Fund Asset Management may elect, and for negotiating commissions to be paid on such transactions. Such brokers may provide statistical, factual and financial information and services to the Funds or to Fund Asset Management (as the subadviser).


                  In addition, consistent with SEC rules and regulations, and subject to the supervision of VMF and the Board and to any policies and procedures as may be adopted by the Board and officers of the Trust, Fund Asset Management may cause the Funds to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction. This may be done in such instances where Fund Asset Management has determined in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fund Asset Management's overall responsibility with respect to the accounts as to which Fund Asset Management exercises investment discretion.

                  VMF will pay to Fund Asset Management a monthly fee from the fee that VMF receives for advising each Fund under the Proposed Advisory Agreement; therefore, no additional fees will be imposed on shareholders of the Funds as a result of the approval and implementation of the Proposed Subadvisory Agreement other than those under the Proposed Advisory Agreement. It is proposed that VMF will pay to Fund Asset Management, pursuant to the Proposed Subadvisory Agreement, monthly compensation at the annual rates of the average daily net assets of each Fund, as follows: Bond Index Fund, 0.09%; International Index Fund, 0.14%; Mid Cap Index Fund, 0.09%; and Small Cap Index Fund, 0.07%.

                  A subadvisory agreement is treated like an investment advisory agreement for purposes of the 1940 Act. Thus, the Proposed Subadvisory Agreement contains the same statutorily required provisions relating to its term and termination as does the Proposed Advisory Agreement. The Proposed Subadvisory Agreement provides that it will continue from year to year, only so long as such continuance is specifically approved at least annually by the Board, on behalf of each Fund, or by a vote of a majority of the outstanding voting securities of the specific Fund, but in any event, provided the continuance has been approved by the vote of a majority of Trustees who are not "interested persons" (as that term is defined the 1940 Act).

                  The Proposed Subadvisory Agreement also provides that it will terminate in the event of its assignment, and that it may be terminated by VMF or the Trust, on behalf of the Fund, at any time, without the payment of any penalty, on at least sixty (60) days' written notice to Fund Asset Management, of VMF's or the Trust's intention to do so. In the case of each Fund, termination must be accomplished by action of the Board or by vote of a majority of the outstanding voting securities of the affected Fund. Fund Asset Management may also terminate the Proposed Subadvisory Agreement at any time, without the payment of any penalty, on at least sixty (60) days written notice to VMF and the Trust on behalf of a Fund, of its intention to do so.


DUTIES OF FUND ASSET MANAGEMENT UNDER THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT


                  The duties and obligations of Fund Asset Management under the Current Advisory Agreement and the Proposed Subadvisory Agreement are similar, but not identical. The following compares the duties and obligations of Fund Asset Management under the Agreements and highlights significant differences.

                  Pursuant to the Current Advisory Agreement, Fund Asset Management, subject to the policies of, review by and overall control of, the board of trustees of the Master Trust, acts as manager and investment adviser of each series of the Master Trust. In these capacities, Fund Asset Management is responsible for performing the management and administrative services necessary for the operation of the Master Trust and each series of the Master Trust, including administering shareholder accounts and handling shareholder relations.

                  Fund Asset Management is responsible for providing the Master Trust with such investment research, advice and supervision as the Master Trust may, from time to time, consider necessary for the proper supervision of the assets of each series of the Master Trust. Fund Asset Management furnishes continuously an investment program for each series and determines, from time to time, which securities shall be purchased, sold or exchanged and what portion of the assets of each series of the Master Trust shall be held in various securities and other financial instruments in which such series invests or cash. Under the Current Advisory Agreement, Fund Asset Management is also obligated to provide the Master Trust and each series with office space, facilities, equipment and necessary personnel and such other services as Fund Asset Management, subject to review by the board of trustees of the Master Trust, shall from time to time determine to be necessary or useful to perform its obligations under the Current Advisory Agreement. In addition, Fund Asset Management is responsible, on behalf of the Master Trust and each series of the Master Trust, to interface with the service providers for the Master Trust.


                  Under the terms of the Proposed Subadvisory Agreement, Fund Asset Management will assist in the provision of a continuous investment program for that portion of the Trust's assets which VMF will assign to Fund Asset Management (the "Subadviser Assets"). As described in this Proxy Statement, the Subadviser Assets are expected to consist of all assets of the Funds. In its capacity of advising and managing the Subadviser Assets, Fund Asset Management shall be subject to the supervision of VMF and of the Board. Specifically, Fund Asset Management shall be responsible for purchasing, holding and selling investments for the Subadviser Assets and for monitoring, on a continuous basis, the performance of the Subadviser Assets.

                  Unlike its duties under the Current Advisory Agreement, Fund Asset Management will not be responsible for performing administrative services under the Proposed Subadvisory Agreement, and will not be responsible for administering shareholder accounts or handling shareholder relations. Fund Asset Management will be required to interface with the Funds' service providers only to the extent necessary to provide the investment advisory services contemplated under the Proposed Subadvisory Agreement. Pursuant to the Proposed Subadvisory Agreement, Fund Asset Management will not be responsible for providing office space, facilities or equipment necessary to operate the Funds, and will not be responsible for the Trust's, the Funds' or VMF's expenses.

                  Under both the Current Advisory Agreement and the Proposed Subadvisory Agreement, Fund Asset Management shall not be liable for any error of judgment or mistake of law, or (under the Current Advisory Agreement) for any loss arising out of any investment or for any act or omission in the management of the Master Trust and its series, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreements. Under the Proposed Subadvisory Agreement, Fund Asset Management will be required to indemnify VMF, the Trust and the Funds, and their respective Affiliates and Controlling Persons (as those terms are defined in the Proposed Subadvisory Agreement) for any liability and expenses, including reasonable attorneys' fees, which VMF, the Trust and the Funds and their respective Affiliates and Controlling Persons may sustain as a result of Fund Asset Management's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Proposed Subadvisory Agreement, or Fund Asset Management's violation of applicable laws, including, without limitation, the federal and state securities laws. Fund Asset Management is not subject to a similar duty of indemnification under the Current Advisory Agreement.

SHAREHOLDER APPROVAL REQUIREMENTS


                  Approval of the Proposed Subadvisory Agreement on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.


                  In order for the Proposed Subadvisory Agreement for a Fund to become effective, it is necessary that shareholders of the Fund also vote to approve the Proposed Advisory Agreement described in Proposal 1 of this Proxy Statement for the Fund. The Proposed Subadvisory Agreement for a Fund, even if approved by that Fund's shareholders, will not become effective if shareholders of the Fund do not also approve the Proposed Advisory Agreement. The approval of the Proposed Subadvisory Agreement for a Fund is independent from the approval of the Proposed Subadvisory Agreement by the other Funds.

  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS
                  VOTE FOR THE PROPOSED SUBADVISORY AGREEMENT


                     CURRENT AND PRO FORMA FEES OF THE FUNDS


                  The following important financial information is presented to assist shareholders in their consideration of whether to approve the Proposed Advisory Agreement described in Proposal 1 and the Proposed Subadvisory Agreement described in Proposal 2. Set forth in the tables below are the current expenses of the Funds, as of October 31, 2000, and the expenses of the Funds as they are expected to be immediately following the proposed restructuring, assuming assets as of April 30, 2001.


                                 BOND INDEX FUND


                                                         CLASS A SHARES
     INSTITUTIONAL CLASS SHARES
SHAREHOLDER FEES(1)                                      --------------
     --------------------------
(PAID DIRECTLY FROM YOUR INVESTMENT)           CURRENT FEES      PRO FORMA FEES
   CURRENT FEES      PRO FORMA FEES
------------------------------------           ------------      --------------
   ------------      --------------
Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering            5.75%(2)            5.75%(2)
       None               None
price)

Maximum Deferred Sales Charge (Load)
imposed on redemptions (as a percentage of
original purchase price or sale proceeds,          None(3)             None(3)
       None               None
as applicable)

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)(4)
Management Fees(5)                                 0.06%               0.22%
       0.06%              0.22%
Distribution and/or Service (12b-1)
Fees(6)                                            0.25%               0.25%
       None               None
OTHER EXPENSES                                     3.17%               1.88%
      10.81%              2.30%
                                                   ----                ----
      -----              ------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A Shares decreases.

(3) A contingent deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without a sales charge.

(4) Fees and expenses under the column "Current Fees" include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Master Series in which the Fund currently invests. Fees and expenses under the column "Pro Forma Fees" do not include any Master Series fees or expenses because those amounts assume that shareholders have approved the Proposed Advisory Agreement and Proposed Subadvisory Agreement and that, therefore, the master/feeder structure has been eliminated.


(5) Currently paid by the Master Series. Fund Asset Management, as the investment adviser of the Master Series, has entered into contractual arrangements to provide that the management fee for the Master Series, when combined with the administrative fees of certain funds that invest in the Master Series, will not exceed specific amounts. As a result of these contractual arrangements, Fund Asset Management currently receives a management fee of 0.01%. Assuming shareholder approval, following the proposed restructuring, investment management fees will be paid by the Fund to VMF, and Fund Asset Management will be entitled to receive a subadvisory fee from VMF of 0.09%.


(6) Before and after the proposed restructuring, these fees are paid by the Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES               3.48%               2.35%
      10.87%              2.52%
Amount of Fee Waiver/Expense
Reimbursement(7), (8)                            2.67%               1.54%
    10.56%              2.21%
                                                  -----               -----
      -----              -----

NET EXPENSES AFTER WAIVERS                         0.81%               0.81%
       0.31%              0.31%
                                                  =====               =====
      =====              =====



(7) VSA and the Trust have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA, provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursements made by VSA at some time within the first five years from the time the Fund commenced operations. If the proposed restructuring is approved, VMF will assume responsibility for VSA's expense limitation agreement pursuant to an assignment by VSA to VMF.



(8) In addition to the expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waivers" in the table above, VSA has agreed to limit operating expenses to not more than 4% for a nine-year period beginning March 1, 2002. If the proposed restructuring is approved, VMF will assume responsibility for VSA's expense limitation agreement pursuant to an assignment by VSA to VMF.



EXAMPLE:


                  This example shows what you could pay in expenses over time. The example assumes that you invest $10,000 in the Bond Index Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place.(9) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        CLASS A SHARES
INSTITUTIONAL CLASS SHARES
                               Assuming               Assuming
Assuming               Assuming
                             Current Fees          Pro Forma Fees
Current Fees          Pro Forma Fees
                             ------------          --------------
------------          --------------
One Year                         $653                   $653
$32                    $32
Three Years                     $1,347                 $1,127
$878                   $573
Five Years                      $2,062                 $1,626
$1,741                 $1,140
Ten Years                       $3,947                 $2,995
$3,975                 $2,688


-------------------------------


(9) In addition to the expense limitations in place through February 28, 2002 and listed above in "Net Expenses After Waivers," VSA has agreed to limit expenses to not more than 4% for a nine-year period beginning March 1, 2002. If the proposed restructuring is completed, VMF has agreed to assume VSA's responsibilities for these expense, through February 28, 2002, and those through February 28, 2011, limitations pursuant to an assignment by VSA to VMF. These expense limitations are reflected in the 3-year, 5-year and 10-year examples above. Additional expense limitations may be put in place in the future.

                                              INTERNATIONAL INDEX FUND
                                              ------------------------



SHAREHOLDER FEES(1)                                CLASS A SHARES
CLASS B SHARES        INSTITUTIONAL CLASS SHARES
                                                  ---------------
---------------        ----------------------------
(PAID DIRECTLY FROM YOUR INVESTMENT)       CURRENT FEES   PRO FORMA FEES CURRENT
FEES  PRO FORMA FEES  CURRENT FEES PRO FORMA FEES
------------------------------------       ------------   --------------
------------  --------------  ------------ --------------
Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering        5.75%(2)       5.75%(2)       None
            None        None          None
price)

Maximum Deferred Sales Charge (Load)
imposed on redemptions (as a percentage of
original purchase price or sale proceeds,      None(3)        None(3)
5.00%(4)         5.00%(4)    None          None
as applicable)


ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)(5)

Management Fees(6)                             0.01%          0.27%
0.01%           0.27%        0.01%         0.27%
Distribution and/or Service (12b-1)
Fees(7)                                        0.25%          0.25%
1.00%           1.00%        None          None
OTHER EXPENSES                                49.51%          4.49%
62.28%           5.87%        8.17%         4.43%
                                              -----           ----         -----
           ----         ----          ----

TOTAL ANNUAL FUND OPERATING EXPENSES          49.77%          5.01%
63.29%           7.14%        8.18%         4.70%
Amount of Fee Waiver/Expense
Reimbursement(8,9)                            48.91%          4.15%
61.83%           5.68%        7.82%         4.34%
                                              -----           ----         -----
           ----         ----          ----
NET EXPENSES AFTER WAIVERS                     0.86%          0.86%
1.46%           1.46%        0.36%         0.36%
                                              =====           ====         =====
           ====         ====          ====





(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A Shares decreases.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A Shares purchased without a sales charge.

(4) A CDSC ranging from 5% to 1% is charged when you sell Class B Shares within the first six years of purchase. Class B Shares are converted to Class A Shares after you have held them for seven years.

(5) Fees and expenses under the column "Current Fees" include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Master Series in which the Fund currently invests. Fees and expenses under the column "Pro Forma Fees" do not include any Master Series fees or expenses because those amounts assume that shareholders have approved the Proposed Advisory Agreement and Proposed Subadvisory Agreement and that, therefore, the master/feeder structure has been eliminated.


(6) Currently paid by the Master Series. Assuming shareholder approval, following the proposed restructuring, the investment management fees will be paid by the Fund to VMF, and Fund Asset Management will be entitled to receive a subadvisory fee from VMF of 0.14%.


(7) Before and after the proposed restructuring, these fees are paid by the Fund.


(8) VSA and the Trust have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA, provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursements made by VSA at some time within the first five years from the time the Fund commenced operations. If the proposed restructuring is approved, VMF will assume responsibility for VSA's expense limitation agreement pursuant to an assignment by VSA to VMF.

(9) In addition to the expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waivers" in the table above, VSA has agreed to limit operating expenses to not more than 4% for a nine-year period beginning March 1, 2002. These expense limitations through February 28, 2002 and those through February 28, 2011 are reflected in the 3-year, 5-year and 10-year examples above. Additional expense limitations may be put in place in the future. If the proposed restructuring is approved, VMF will assume responsibility for VSA's expense limitation agreement pursuant to an assignment by VSA to VMF. These expense limitations, through February 28, 2002, and those through February 28, 2001, are reflected in the 3-year, 5-year and 10-year examples above. Additional expense limitations may be put in place in the future.

EXAMPLE:


         This example shows what you could pay in expenses over time. The example assumes that you invest $10,000 in the International Index Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place.(10) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    CLASS A SHARES                     CLASS B
SHARES              INSTITUTIONAL CLASS SHARES
                               Assuming         Assuming          Assuming
   Assuming        Assuming        Assuming
                             Current Fees    Pro Forma Fees     Current Fees
Pro Forma Fees   Current Fees   Pro Forma Fees
                             ------------    --------------     ------------
--------------   ------------   --------------
One Year                         $658           $  658              $649
     $649             $37             $37
Three Years                     $1,451          $1,451             $1,285
    $1,285           $882            $882
Five Years                      $2,260          $2,260             $2,039
    $2,039          $1,745          $1,745
Ten Years                       $4,354          $4,354             $4,048
    $4,048          $3,978          $3,978

You would pay the following expenses
on the same investment if you did not
sell your Class B Shares:

                                                                  Assuming
   Assuming
                                                                Current Fees
Pro Forma Fees
                                                                ------------
--------------
One Year                                                            $149
     $149
Three Years                                                         $985
     $985
Five Years                                                         $1,839
    $1,839
Ten Years                                                          $4,048
    $4,048


(10) In addition to the expense limitations in place through February 28, 2002 and listed above in "Net Expenses After Waivers," VSA has agreed to limit expenses to not more than 4% for a nine-year period beginning March 1, 2002. If the proposed restructuring is completed, VMF has agreed to assume VSA's responsibilities for these expense limitations pursuant to an assignment by VSA to VMF. These expense limitations, through February 28, 2002, and those through February 28, 2011, are reflected in the 3-year, 5-year and 10-year examples above. Additional expense limitations may be put in place in the future.

                               MID CAP INDEX FUND


                                                           CLASS A SHARES
   CLASS B SHARES(2)     INSTITUTIONAL CLASS SHARES
                                                           --------------
   --------------        --------------------------
SHAREHOLDER FEES(1)                                     CURRENT      PRO FORMA
  CURRENT   PRO FORMA      CURRENT     PRO FORMA
(PAID DIRECTLY FROM YOUR INVESTMENT)                     FEES          FEES
    FEES       FEES          FEES        FEES
------------------------------------                    -------      ---------
  -------   ---------      -------     ---------
Maximum Sales Charge (Load) imposed on                   5.75%(3)     5.75%(3)
    None       None       None         None
purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) imposed
on redemptions (as a percentage of original
purchase price or sale proceeds, as                        None(4)      None(4)
     5.00%(5)   5.00%(5)   None         None
applicable)

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)(6)
Management Fees(7)                                         0.01%        0.22%
     0.01%      0.22%      0.01%         0.22%
Distribution and/or Service (12b-1) Fees(8)                0.25%        0.25%
     1.00%      1.00%       None         None
OTHER EXPENSES                                             2.86%        1.39%
     2.86%      1.14%      2.75%         1.40%
                                                           ----         ----
     ----       ----       ----          ----

TOTAL ANNUAL FUND OPERATING EXPENSES                       3.12%        1.86%
     3.87%      2.36%      2.76%         1.62%

Amount of Fee Waiver/Expense
 Reimbursement(9)                                          2.31%        1.05%
     2.61%      0.95%      2.45%         1.31%
                                                           ----         ----
     ----       ----       ----          ----
NET EXPENSES AFTER WAIVERS                                 0.81%        0.81%
     1.26%      1.41%      0.31%         0.31%
                                                           ====         ====
     ====       ====       ====          ====



------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.


(2) Class B Shares of the Fund commenced operations on May 24, 2001. As a result, the fees listed are estimates for the current fiscal year ending October 31, 2001.

(3) As the amount of your investment increases, the sales charge imposed on the purchase of Class A Shares decreases.

(4) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A Shares purchased without a sales charge.

(5) A CDSC ranging from 5% to 1% is charged when you sell Class B Shares within the first six years of purchase. Class B Shares are converted to Class A Shares after you have held them for seven years.

(6) Fees and expenses under the column "Current Fees" include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Master Series in which the Fund currently invests. Fees and expenses under the column "Pro Forma Fees" do not include any Master Series fees or expenses because those amounts assume that shareholders have approved the Proposed Advisory Agreement and Proposed Subadvisory Agreement and that, therefore, the master/feeder structure has been eliminated.

(7) Currently paid by the Master Series. Assuming shareholder approval, following the proposed restructuring, the investment management fees will be paid by the Fund to VMF, and Fund Asset Management will be entitled to receive a subadvisory fee from VMF of 0.09%.

(8) Before and after the proposed restructuring, these fees are paid by the Fund.

(9) VSA and the Trust have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA, provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursements made by VSA at some time within the first five years from the time the Fund commenced operations. If the proposed restructuring is approved, VMF will assume responsibility for VSA's expense limitation agreement pursuant to an assignment by VSA to VMF.

EXAMPLE:

         This example shows what you could pay in expenses over time. The example assumes that you invest $10,000 in the Mid Cap Index Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXAMPLE:
                                    CLASS A SHARES                 CLASS B
SHARES              INSTITUTIONAL CLASS SHARES
                               Assuming       Assuming        Assuming
Assuming        Assuming        Assuming
                             Current Fees  Pro Forma Fees   Current Fees
Pro Forma Fees   Current Fees   Pro Forma Fees
                             ------------  --------------   ------------
--------------   ------------   --------------
One Year                         $653           $653            $628
  $644             $32             $32
Three Years                     $1,277         $1,030          $1,240
  $945            $623            $382
Five Years                      $1,925         $1,431          $1,971
 $1,374          $1,240           $757
Ten Years                       $3,655         $2,548          $3,689
 $2,440          $2,910          $1,811

You would pay the following expenses on the same investment if you did not sell your Class B Shares:

                                                              Assuming
Assuming
                                                            Current Fees
Pro Forma Fees
                                                            ------------
--------------
One Year                                                        $128
  $144
Three Years                                                     $940
  $645
Five Years                                                     $1,771
 $1,174
Ten Years                                                      $3,689
 $2,440


                                                   SMALL CAP INDEX FUND
                                                   --------------------
                                                      CLASS A SHARES
    INSTITUTIONAL CLASS SHARES
SHAREHOLDER FEES(1)                                   --------------
    --------------------------
(PAID DIRECTLY FROM YOUR INVESTMENT)          CURRENT FEES      PRO FORMA FEES
  CURRENT FEES      PRO FORMA FEES
------------------------------------          ------------      --------------
  ------------      --------------
Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering          5.75%(2)             5.75%(2)
      None              None
price)

Maximum Deferred Sales Charge (Load)
imposed on redemptions (as a percentage of
original purchase price or sale proceeds,        None(3)              None(3)
      None              None
as applicable)

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)(4)
Management Fees(5)                               0.08%                0.20%
      0.08%             0.20%
Distribution and/or Service (12b-1)
Fees(6)                                          0.25%                0.25%
      None              None
OTHER EXPENSES                                 328.71%                3.60%
     19.68%             3.77%
                                              -------                 ----
     -----              ----
TOTAL ANNUAL FUND OPERATING EXPENSES           329.04%                4.05%
     19.76%             3.97%

Amount of Fee Waiver/Expense
Reimbursement(7,8)                             328.25%                3.26%
     19.47%             3.68%
                                              -------                 ----
     -----              ----
NET EXPENSES AFTER WAIVERS                       0.79%                0.79%
      0.29%             0.29%
                                              =======                 ====
     =====              ====



---------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A Shares decreases.

(3) A contingent deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares purchased without a sales charge.

(4) Fees and expenses under the column "Current Fees" include the expenses of both the Fund and the Fund's pro rata share of the expenses of the Master Series in which the Fund currently invests. Fees and expenses under the column "Pro Forma Fees" do not include any Master Series fees or expenses because those amounts assume that shareholders have approved the Proposed Advisory Agreement and Proposed Subadvisory Agreement and that, therefore, the master/feeder structure has been eliminated.


(5) Currently paid by the Master Series. Fund Asset Management, as the investment adviser of the Master Series, has entered into contractual arrangements to provide that the management fee for the Master Series, when combined with the administrative fees of certain funds that invest in the Master Series, will not exceed specific amounts. As a result of these contractual arrangements, Fund Asset Management currently receives a management fee of 0.01%. Assuming shareholder approval, following the proposed restructuring, investment management fees will be paid by the Fund to VMF and Fund Asset Management will be entitled to receive a subadvisory fee from VMF of 0.07%.


(6) Before and after the proposed restructuring, these fees are paid by the Fund.


(7) VSA and the Trust have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VSA for fees previously waived and/or for the cost of Other Expenses paid by VSA, provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VSA in this manner only applies to fees paid or reimbursements made by VSA at some time within the first five years from the time the Fund commenced operations. If the proposed restructuring is approved, VMF will assume responsibility for VSA's expense limitation agreement pursuant to an assignment by VSA to VMF.


(8) In addition to the expense limitations in place through February 28, 2002 and listed in "Net Expenses After Waivers" in the table above, VSA has agreed to limit operating expenses to not more than 4% for a nine-year period beginning March 1, 2002. Additional expense limitations may be put in place in the future. If the proposed restructuring is approved, VMF will assume responsibility for VSA's expense limitation agreement pursuant to an assignment by VSA to VMF.

EXAMPLE:


                  This example shows what you could pay in expenses over time. The example assumes that you invest $10,000 in the Small Cap Index Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers in place.(9) Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        CLASS A SHARES
INSTITUTIONAL CLASS SHARES
                               Assuming               Assuming
Assuming               Assuming
                             Current Fees          Pro Forma Fees
Current Fees          Pro Forma Fees
                             ------------          --------------
------------          --------------
One Year                         $651                   $651
$30                    $30
Three Years                     $1,445                 $1,445
$876                   $870
Five Years                      $2,254                 $2,254
$1,739                 $1,727
Ten Years                       $4,350                 $4,350
$3,973                 $3,949


------------------------------
(9) In addition to the expense limitations in place through February 28, 2002 and listed above in "Net Expenses After Waivers," VSA has agreed to limit expenses to not more than 4% for a nine-year period beginning March 1, 2002. If the proposed restructuring is completed, VMF has agreed to assume VSA's responsibilities for these expense limitations pursuant to an assignment by VSA to VMF. These expense limitations, through February 28, 2002, and those through February 28, 2011, are reflected in the 3-year, 5-year and 10-year examples above. Additional expense limitations may be put in place in the future.



         For the fiscal year ended October 31, 2000, the Trust, on behalf of each Fund, did not incur any investment advisory fees, because the Funds were invested in the Master Series through the master/feeder structure. If the schedule of investment advisory fees, contained in the Proposed Advisory Agreement had been in effect for the fiscal year ended October 31, 2000, VMF would have been entitled to receive investment advisory fees in amounts equal to $4,558, $2,169, $11,999 and $968 from the Bond Index Fund, the International Index Fund, the Mid Cap Index Fund and the Small Cap Index Fund, respectively. However, based upon VMF's fee waivers as described above, of these amounts, $4,558, $2,169, $11,999 and $968 would have been waived on behalf of the Small Cap Index Fund, the Mid Cap Market Index Fund, the International Index Fund and the Bond Index Fund, respectively.



PROPOSAL 3: APPROVAL OF THE RECLASSIFICATION OF EACH FUND'S INVESTMENT OBJECTIVE
                               AS NON-FUNDAMENTAL

INTRODUCTION TO THE PROPOSAL

                  The Funds' prospectus currently provides that, each Fund "... may change its investment objective without shareholder approval if the series in which the Fund invests changes its investment objective or if the Fund invests in another series." This provision can be interpreted to render each Fund's investment objective as "fundamental," meaning that the investment objective may not be amended, in whole or in part, without prior shareholder approval. This Proposal 3 seeks shareholder approval to reclassify each Fund's investment objective as "non-fundamental." Although the Board has no current intention to change the Funds' investment objectives, by reclassifying each Fund's investment objective as non-fundamental, and by modifying the prospectus accordingly, the Board will be able to change each Fund's investment objective in the future without shareholder approval.

REASONS FOR THE PROPOSED CHANGE


         The investment objective of each Fund is presented in this Proxy Statement under "Background to Proposals 1 and 2" on page 5. VMF has recommended the proposed change to the Board in order to provide VMF with greater flexibility and latitude in managing the Funds, particularly in the event shareholders at the Meeting approve the proposal to restructure the Funds from serving as feeder portfolios in a master/feeder structure, to operate as directly managed funds.


         VMF does not currently anticipate recommending to the Board that any of the Funds' investment objectives be modified. However, it is currently the standard policy of the Trust to classify the investment objectives of its funds as non-fundamental. The Trust adopted this policy as a result of changes in the federal securities laws that no longer require investment companies, such as the Trust, to comply with certain substantive state regulations.

         The requested change would enable VMF to recommend to the Board, and the Board to approve, modifications to a Fund's investment objective without the Trust incurring the expense and delay associated with calling a special meeting of shareholders and soliciting proxies to approve a proposed change. While VMF has no present intention to change the current investment objectives of the Funds, it may do so in the future. For example, VMF may recommend slightly modifying a Fund's investment objective to address changing market conditions. Alternatively, VMF may recommend completely revising a Fund's investment objective if VMF believes that such a change would be in the best interests of the Fund's shareholders. In the event shareholders approve this Proposal, and the Board approves a material change to a Fund's non-fundamental investment objective in the future, the Trust will provide written notice of the change, prior to its implementation, to shareholders of the Fund.


         If the Proposal is not approved by shareholders of a particular Fund, the current investment objective of the Fund will remain fundamental, and the Fund will continue to be required to obtain shareholder approval of any changes in its investment objective. Alternatively, if the Proposal is approved by shareholders of a particular Fund, but the shareholders of the Fund do not approve Proposals 1 and 2 on behalf of the Fund, the current investment objective will remain fundamental, and the Fund will continue to be required to obtain shareholder approval of any changes in its investment objective.


SHAREHOLDER APPROVAL REQUIREMENTS

         Approval of the reclassification of each Fund's investment objective as non-fundamental requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

               THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
                 SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSED
                    RECLASSIFICATION OF THE FUNDS' INVESTMENT
                          OBJECTIVES AS NON-FUNDAMENTAL

               PROPOSAL 4: AUTHORIZATION FOR THE BOARD OF TRUSTEES
                  TO APPOINT, REPLACE OR TERMINATE SUBADVISERS
                    RECOMMENDED BY VMF OR TO AMEND THE TERMS
                        OF ANY SUBADVISORY AGREEMENT FOR
                     EACH FUND, WITHOUT SHAREHOLDER APPROVAL

INTRODUCTION TO THE PROPOSAL

         Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted by the SEC, this requirement applies to the appointment of subadvisers to each Fund for which VMF serves as the investment adviser. In the future, the Trustees and VMF would like to have the authority to appoint, replace or terminate subadvisers for the Funds without the need for further shareholder approval. Therefore, at this time, the Trust is submitting Proposal 4 to the shareholders of each Fund for their approval.

REASONS FOR THE PROPOSED CHANGE

         The SEC has granted conditional exemptions from the shareholder approval requirements in instances where an investment company utilizes a multi-manager approach to portfolio investing. VMF and the Trust have received such an order of exemption from the SEC for the Trust, including the Funds (the "Order"). In order for the Trust and VMF to operate the Funds under the terms of the Order, shareholder approval of this Proposal 4 must be obtained. If this Proposal 4 is approved by the shareholders of each Fund, the Board would, upon VMF's recommendation, be able to appoint additional or replacement subadvisers, terminate subadvisers, including Fund Asset Management, rehire existing subadvisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify subadvisory agreements, all without shareholder approval, for the Funds. VMF would also be permitted to retain direct management of all or a portion of the Funds' assets, but VMF would not be permitted to hire an affiliated subadviser without shareholder approval.


         This Proposal is intended to facilitate the efficient operation of the multi-manager structure and afford the Trust increased management flexibility. While each Fund, as a feeder portfolio, does not currently have an investment adviser or subadviser, as described in Proposals 1 and 2 of this Proxy Statement, it is proposed, in conjunction with the conversion of the Funds from their current structure, to hire VMF as each Fund's adviser under the Proposed Advisory Agreement and to hire Fund Asset Management as each Fund's subadviser under the Proposed Subadvisory Agreement. Under a multi-manager structure, VMF, with the approval of the Board, would have similar authority and flexibility with respect to Fund Asset Management and any other subadvisers for each Fund that VMF has for its own internal portfolio managers. That is, VMF will continually monitor and assess their performance and replace them if VMF believes such action is appropriate, for example, if the performance of a subadviser is not deemed satisfactory. In the event that Proposals 1 and 2 in this Proxy Statement are approved, VMF will monitor the performance of Fund Asset Management, as the subadviser for each Fund, and may, if appropriate, recommend that the Board replace or terminate Fund Asset Management, appoint additional subadvisers or allow VMF to manage all or a portion of a Fund, depending on VMF's assessment of what combination of subadviser(s) VMF believes will optimize each Fund's chances of achieving its investment objective. VMF has no current intention to engage any subadviser for the Funds other than Fund Asset Management, or to replace or terminate Fund Asset Management.


         If shareholders approve this Proposal, Trustees will not be required to call a shareholder meeting each time a new subadviser is approved (or to reapprove a subadviser whose subadvisory agreement is automatically terminated because it has been purchased by another entity) or to approve the management of all or a portion of a Fund by VMF or to amend material terms of a subadvisory agreement. Shareholder meetings entail substantial costs, and may entail substantial delays, which could reduce the desired benefits of a multi-manager structure. These costs and delays must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers; however, even in the absence of shareholder approval, any proposal to add or replace subadvisers for a Fund would receive careful review. First, VMF would assess the Fund's needs and, if it believed a change in investment management could benefit the Fund, it would systematically search an appropriate universe of available investment managers, as well as evaluate whether it should manage all or a portion of the Fund itself. Second, any recommendations made by VMF would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of VMF within the meaning of the 1940 Act. Third, any selections of additional subadvisers or replacement subadvisers would have to comply with conditions contained in the Order. Finally, the Board would not be able to replace VMF as investment adviser for a Fund without obtaining shareholder approval of the new investment adviser. If this Proposal is not approved for a Fund, the Board will be required to seek approval of the Fund's shareholders to institute any of the actions described in this Proposal, unless otherwise permitted by the SEC.


SHAREHOLDER APPROVAL REQUIREMENTS

         Approval of the authorization of the Board and VMF to act as discussed in this Proposal, on behalf of each Fund, requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

                THE BOARD OF TRUSTES OF THE TRUST RECOMMENDS THAT
                 SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSED
                   AUTHORIZATION OF VMF TO APPOINT, REPLACE OR
               TERMINATE SUBADVISERS FOR THE FUNDS OR TO AMEND THE
                     TERMS OF SUBADVISORY AGREEMENTS WITHOUT
                              SHAREHOLDER APPROVAL


FURTHER INFORMATION REGARDING VMF


         VMF, 1200 River Road, Conshohocken, PA 19428, is a wholly owned subsidiary of Villanova Capital, Inc. ("VCI"), which is located at the address of VMF. Ninety-six percent of the outstanding common stock of VCI is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. NFS has two classes of common stock outstanding with different voting rights, enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.24%) and Nationwide Mutual Fire Insurance Company (4.76%), each of which is a mutual company owned by its policy holders. Joseph J. Gasper and Arden L. Shisler, each of whom is a Trustee of the Trust and an officer or director of VMF or one of its affiliates, own less than 1% of the outstanding Class A common stock of NFS. The address for each of these entities, other than VMF and VCI, is One Nationwide Plaza, Columbus, Ohio 43215. Paul J. Hondros, a Trustee of the Trust and President and Chief Executive Officer of VMF, currently owns approximately 4% of the outstanding common stock of VCI, which he received as part of VCI's organization in 1999 and in connection with his annual compensation. Mr. Hondros is also entitled to receive certain additional shares of VCI common stock contingent upon VCI's achieving certain performance objectives in 2000 and 2001 and has been granted options to purchase shares which vest according to a five-year schedule. Assuming Mr. Hondros achieves such objectives and exercises such options, his aggregate share ownership of VCI would equal approximately 5%. The name, address and principal occupation of the principal executive officer of VMF, and of the principal executive officers and directors of VCI, the managing unitholder of VMF, are as follows:



     PRINCIPAL OCCUPATION
            NAME                        POSITION WITH VMF OR VCI
   AND BUSINESS ADDRESS (1)
            ----                        ------------------------
   ------------------------
Paul J. Hondros                President and Chief Executive Officer of
President and Chief Executive Officer of
                               VMF and VCI                                 VMF
and VCI
                                                                           1200
River Road

Conshohocken, PA  19428

Joseph J. Gasper               Director and Vice Chairman of VCI
Director, President and Chief Operating

Officer of NFS and Nationwide Life

Insurance Company


Donna A. James                 Director and Senior Vice President-
Executive Vice President, Chief
                               Chief Human Resources Officer of VCI
Administrative Officer of Nationwide and
                                                                           NFS

W.G. Jurgensen                 Director, Chairman and CEO-Nationwide       Chief
Executive Officer of Nationwide
                               of VCI
Insurance and NFS

Robert A. Oakley               Director and Executive Vice President-
Executive Vice President - Chief
                               Chief Financial Officer of VCI
Financial Officer for Nationwide Mutual

Insurance Company and NAS


Susan A. Wolken                Director of VCI
Senior Vice President - Product

Management and Nationwide Financial

Marketing for NFS

Robert J. Woodward, Jr.        Director, Executive Vice President and
Executive Vice President and Chief
                               Chief Investment Officer of VCI
Investment Officer of Nationwide Life and

Annuity Insurance Company and Nationwide
                                                                           Life
Insurance Company

----------------------

(1) Unless otherwise noted, the business address for each director of VCI is One Nationwide Plaza, Columbus, Ohio 43215.


         VMF currently serves as investment adviser to the Nationwide S&P 500 Index Fund, a series of the Trust that has an investment objective that is similar to the investment objectives of the Funds. Set forth below is information relating to the Nationwide S&P 500 Index Fund.


                                             MANAGEMENT FEE     EXPENSE CAP
                              NET ASSETS       PAYABLE TO       APPLICABLE
     NAME OF FUND           (IN MILLIONS)         VMF             TO FUND
     ------------           -------------    --------------     -----------

     Nationwide S&P 500
     Index Fund                $327.30             0.13%      Varies by Class(1)



----------------------

(1)The Nationwide S&P 500 Index Fund has six share classes-Class A, Class B, Service Class, Institutional Service Class, Institutional Class and Local Fund. VMF has entered into a written contract limiting operating expenses to 0.63% for Class A and Service Class Shares, 1.23% for Class B Shares, 0.48% for Institutional Service Class Shares, 0.23% for Institutional Class Shares and 0.35% for Local Fund Shares through February 28, 2002.

         Certain affiliates of VMF provide services to the Funds and are compensated for such services. Under the terms of a Fund Administration Agreement, VSA, 1200 Conshohocken Road, Conshohocken, PA 19428, a wholly owned subsidiary of VCI, provides various administrative and accounting services to the Funds, including daily valuation of the Fund's shares and preparation of financial statements, tax returns and regulatory reports. For these services, the Funds pay VSA the following annual fees which are based on each Fund's average daily net assets:

SERIES                                   ASSETS                              FEE
RATE*
------------ --------------------------------------
--------------------------------------
Small Cap Index Fund                     $0 up to $250 million
0.27%
                                         $250 million and more
0.24%

Mid Cap Index Fund                       $0 up to $250 million
0.29%
                                         $250 million and more
0.26%

International Index Fund                 $0 up to $250 million
0.34%
                                         $250 million and more
0.31%

Bond Index Fund                          $0 up to $250 million
0.29%
                                         $250 million and more
0.26%


* Each Fund is subject to a minimum fee of $75,000 per year.



For the fiscal year ended October 31, 2000, each Fund paid a fee to VSA of $63,115, respectively, under the Fund Administration Agreement, for the services of VSA. The Funds were not required to pay the full $75,000 minimum fee noted in the table above because the Funds had not operated for a full fiscal year.


         In the event that the proposed restructuring is approved, as described in this Proxy Statement, the Funds will pay VSA the following annual fees, based on each Fund's average daily net assets:

ASSETS                                               FEE RATE*

$0 up to $250 million                                  0.07%
$250 million to $1 billion                             0.05%
$1 billion and more                                    0.04%


* Each Fund is subject to a minimum fee of $75,000 per year.



         Nationwide Advisory Services ("NAS"), a wholly owned subsidiary of NFS, P.O. Box 1492, Columbus, Ohio 43216-1492, also serves as the Fund's principal underwriter. In its capacity as principal underwriter, NAS receives purchase orders and redemption requests relating to shares of each Fund. As such, NAS is entitled to any front-end sales charges or CDSC imposed on purchases or sales of shares of the Funds. NAS also receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds' Class A and Class B Shares. For the fiscal year ended October 31, 2000, NAS received a total of $0, $2,568, $0 and $0 in front-end and back-end sales charges and fees under the Distribution Plan with respect to the Bond Index Fund, International Index Fund, Mid Cap Index Fund and Small Cap Index Fund, respectively, for the sale of their shares.

         The Board has approved the appointment of Villanova Distribution Services, Inc., an affiliate of NAS, as principal underwriter and distributor of the Funds. The appointment, which is contingent, among other factors, on the receipt of all regulatory approvals, is expected to be effective on or before October 1, 2001.


         In addition, Nationwide Investors Services, Inc. ("NISI"), a wholly-owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for the Funds. For these services, NISI receives an annual fee of $20 per account from each Fund for Class A and Class B shares and 0.01% of the average daily net assets for the Institutional Class shares. For the fiscal year ended October 31, 2000, NISI received $177, $1,087, $412 and $141 from the Bond Index Fund, International Index Fund, Mid Cap Index Fund and Small Cap Index Fund, respectively, for its services.

INFORMATION REGARDING THE TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

         As of June 5, 2001, the Trustees and executive officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Trust, of each Fund and of each class of each Fund.

FURTHER INFORMATION REGARDING FUND ASSET MANAGEMENT


         Fund Asset Management, L.P., is located at P.O. Box 9011, Princeton, New Jersey 08543-9011. Fund Asset Management is an affiliate of Merrill Lynch Investment Managers, L.P., which shares substantially the same investment personnel, including the personnel responsible for providing management services to the Master Series. Fund Asset Management is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of Fund Asset Management, as defined under the 1940 Act, because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

         Fund Asset Management currently serves as investment adviser or subadviser to three other investment companies or series thereof that have investment objectives similar to the investment objectives of the Funds:



                                                     MANAGEMENT FEE
                                                       PAYABLE TO
EXPENSE CAP
                                    NET ASSETS         FUND ASSET
APPLICABLE
         NAME OF FUND               (MILLIONS)         MANAGEMENT             TO
FUND
         ------------               ----------         ----------
-------
Master Extended Market Index
Series                              $ 152.46              0.01%
N/A
Master International (GDP
Weighted)
Index Series                        $  18.59              0.11%
0.35%

Nationwide S&P 500 Index Fund       $ 327.30          0.05% on assets up to
N/A
                                                          $200 million

                                                      0.03% on assets up to
                                                          $1 billion

                                                      0.02% on assets of
                                                      $1 billion or more*

* This fee is payable by VMF, the Fund's investment adviser.


         The name, address and principal occupation of the principal executive officer and partners of Fund Asset Management are as follows:


                                           POSITION WITH
PRINCIPAL OCCUPATION
NAME                                   FUND ASSET MANAGEMENT
AND BUSINESS ADDRESS
----                                   ---------------------
---------------------
Merrill Lynch & Co., Inc.      Limited Partner                        Financial
Services Holding Company;
("ML & Co.")                                                          Limited
Partner of Merrill Lynch
                                                                      Investment
Managers, L.P. ("MLIM")

                                                                      World
Financial Center,
                                                                      North
Tower
                                                                      250 Vesey
Street
                                                                      New York,
NY  10281-1201

                                           POSITION WITH
PRINCIPAL OCCUPATION
NAME                                   FUND ASSET MANAGEMENT                 AND
BUSINESS ADDRESS
----                                   ---------------------
---------------------
Princeton Services, Inc.                General Partner
General Partner of MLIM
("Princeton Services")

P.O. Box 9081

Princeton, NJ  08543-9081

Jeffrey M. Peek                          President
President of MLIM; President and

Director of Princeton Services;

Executive Vice President of ML &

Co.; Managing Director and Co-Head
                                                                             of
the Investment Banking Division
                                                                             of
Merrill Lynch in 1997

                                                                             800
Scudders Mill Road

Plainsboro, New Jersey 08536





PRINCIPAL SHAREHOLDERS

         As of June 5, 2001, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares of any Fund:


                                    NAME AND ADDRESS
NUMBER OF SHARES          PERCENTAGE OF
FUND                                  OF SHAREHOLDER
BENEFICIALLY OWNED        FUND OWNED
----                                ------------------
------------------        ----------
Bond Index Fund                     Qualified Plan Variable Account
1,142,941(1)               96.20%
                                    of Nationwide Life Insurance
                                    Company
                                    P.O. Box 182029
                                    Columbus, OH  43218

International Index Fund            Qualified Plan Variable Account of
621,289(1)               90.75%
                                    Nationwide Life Insurance Company
                                    P.O. Box 182029
                                    Columbus, OH  43218

                                    NAME AND ADDRESS
NUMBER OF SHARES           PERCENTAGE OF
FUND                                  OF SHAREHOLDER
BENEFICIALLY OWNED          FUND OWNED
----                                ------------------
------------------          ----------
Mid Cap Index Fund                  Qualified Plan Variable Account of
1,130,999(1)              78.95%
                                    Nationwide Life Insurance Company
                                    P.O. Box 182029
                                    Columbus, OH  43218

                                    Nationwide Life Insurance Company
 263,192                 18.37%
                                    P.O. Box 182029
                                    Columbus, OH  43218

Small Cap Index Fund                Qualified Plan Variable Account of
 471,313(1)              65.00%
                                    Nationwide Life Insurance Company
                                    P.O. Box 182029
                                    Columbus, OH  43218

                                    Nationwide Investor Destinations
 101,729                 14.03%
                                    Moderate Fund
                                    3435 Stelzer Road
                                    Columbus, OH  43219

                                    NAME AND ADDRESS
NUMBER OF SHARES          PERCENTAGE OF
FUND                                  OF SHAREHOLDER
BENEFICIALLY OWNED        FUND OWNED
----                                ------------------
------------------        ----------
                                    Nationwide Investor Destinations
67,512                 9.31%
                                    Aggressive Fund
                                    3435 Stelzer Road
                                    Columbus, OH  43219


(1) As described above, Nationwide will vote these shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.

                              SHAREHOLDER PROPOSALS


         Because the Trust and the Funds do not hold regular shareholder meetings, there is currently no specific date by which shareholder proposals intended to be presented at future meetings of shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices at a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's proxy statement and form or forms of proxy card and voting instructions relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.


                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares of a Fund on a particular proposal at the Meeting shall constitute a quorum for purposes of voting upon the proposal at the Meeting. However, in some instances an action may be required by law or by the Trust's Amended and Restated Declaration of Trust to be taken by the holders of a larger or different proportion of shares. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists.

         For purposes of determining whether Proposals 1, 2, 3 and 4 have been approved, abstentions and broker non-votes will be counted as "against" the Proposals. As used above, broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.


         VMF and VSA will bear all costs in connection with the solicitation of proxies from shareholders of the Trust. It is not currently expected that there will be any solicitation other than by mail.

                                                        By Order of the Trustees



                                                        Kevin S. Crossett
                                                        Secretary

August 3, 2001

                                                                       EXHIBIT A
                                                                       ---------


                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

           THIS AGREEMENT is made and entered into on this 9th day of May, 1998, between NATIONWIDE INVESTING FOUNDATION III (the "Trust"), an Ohio business trust, and NATIONWIDE ADVISORY SERVICES, INC. (the "Adviser"), an Ohio corporation registered under the Investment Advisers Act of 1940 (the "Advisers Act").

                                   WITNESSETH:

           WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

           WHEREAS, the Trust desires to retain the Adviser to furnish certain investment advisory services, as described herein, with respect to certain of the series of the Trust, all as now are or may be hereafter listed on Exhibit A to this Agreement (each, a "Fund"); and

           WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement.

           NOW, THEREFORE, the Trust and the Adviser do mutually agree and promise as follows:

           1. APPOINTMENT AS ADVISER. The Trust hereby appoints the Adviser to act as investment adviser to each Fund subject to the terms and conditions set forth in the Agreement. The Adviser hereby accepts such appointment and agrees to furnish the services hereinafter described for the compensation provided for in this Agreement.

           2.   DUTIES OF ADVISER.


           (a) INVESTMENT MANAGEMENT SERVICES. (1) Subject to the supervision of the Trust's Board of Trustees (and except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission or by rule or regulation), the Adviser will provide, or arrange for the provision of a continuous investment program and overall investment strategies for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine, or arrange for others to determine, from time to time, what securities and other investments will be purchased, retained or sold by each Fund and will implement, or arrange for others to implement, such determinations through the placement, in the name of a Fund, of orders for the execution of portfolio transactions with or through such brokers or dealers as may be so selected. The Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with the stated investment policies and restrictions of each Fund as set forth in that Fund's current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Trust's Board of Trustees.

               (2) Subject to the provisions of this Agreement and the 1940 Act and any exemptions thereto, the Adviser is authorized to appoint one or more qualified subadvisers (each a "Subadviser") to provide each Fund with certain services required by this Agreement. Each Subadviser shall have such investment discretion and shall make all determinations with respect to the investment of a Fund's assets as shall be assigned to that Subadviser by the Adviser and the purchase and sale of portfolio securities with respect to those assets and shall take such steps as may be necessary to implement its decisions. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser to purchase, hold, or sell a security for a Fund.


               (3) Subject to the supervision and direction of the
            Trustees, the Adviser shall (i) have overall supervisory responsibility for the general management and investment of a Fund's assets; (ii) determine the allocation of assets among the Subadvisers, if any; and (iii) have full investment discretion to make all determinations with respect to the investment of Fund assets not otherwise assigned to a Subadviser.

               (4) The Adviser shall research and evaluate each
            Subadviser, if any, including (i) performing initial due diligence on prospective Subadvisers and monitoring each Subadviser's ongoing performance; (ii) communicating performance expectations and evaluations to the Subadvisers; and (iii) recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated. The Adviser shall also recommend changes or additions to the Subadvisers and shall compensate the Subadvisers.

               (5) The Adviser shall provide to the Trust's Board of
            Trustees such periodic reports concerning a Fund's business and investments as the Board of Trustees shall reasonably request.

              (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Trust's Declaration of Trust and By-laws and the Prospectus and with the instructions and directions received from the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

                   The Adviser acknowledges and agrees that subject to the supervision and directions of the Trust's Board of Trustees, it shall be solely responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or a Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that each Subadviser shall have liability in connection with information furnished by the Subadviser to a Fund or to the Adviser.

              (c) CONSISTENT STANDARDS. It is recognized that the Adviser will perform various investment management and administrative services for entities other than the Trust and the Funds; in connection with providing such services, the Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Adviser exercises in performing similar services with respect to the other fiduciary accounts for which the Adviser has investment responsibilities.

              (d) BROKERAGE. The Adviser is authorized, subject to the supervision of the Trust's Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of assets not allocated to a Subadviser, with or through, such persons, brokers or dealers ("brokers") as Adviser may select and negotiate commissions to be paid on such transactions. In the selection of such brokers and the placing of such orders, the Adviser shall seek to obtain for a Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as proved below. In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Adviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

                   It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser's services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocations of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

              (e) SECURITIES TRANSACTIONS. The Adviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; PROVIDED, HOWEVER, the Adviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder or any exemption therefrom.


                  The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Trust's Code of Ethics, as the same may be amended from time to time.


              (f) BOOKS AND RECORDS. In accordance with the 1940 Act and the rules and regulations promulgated thereunder, the Adviser shall maintain separate books and detailed records of all matters pertaining to the Funds and the Trust (the "Fund's Books and Records"), including, without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Adviser acknowledges that the Fund's Books and Records are property of the Trust. In addition, the Fund's Books and Records shall be available to the Trust at any time upon request and shall be available for telecopying without delay to the Trust during any day that the Funds are open for business.

         3. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist in the execution of its duties under this Agreement. The Adviser shall be responsible for the expenses and costs for the officers of the Trust and the Trustees of Trust who are "interested persons" (as defined in the 1940 Act) of the Adviser.

         It is understood that the Trust will pay all of it own expenses including, without limitation, (1) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of its cash, securities and other assets, (2) all charges and expenses paid to an administrator appointed by the Trust to provide administrative or compliance services, (3) the charges and expenses of any transfer agents and registrars appointed by the Trust, (4) the charges and expenses of independent certified public accountants and of general ledger accounting and internal reporting services for the Trust,
(5) the charges and expenses of dividend and capital gain distributions, (6) the compensation and expenses of Trustees of the Trust who are not "interested persons" of the Adviser, (7) brokerage commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party, (8) all taxes and fees payable by the Trust to Federal, State or other governmental agencies; (9) the cost of stock certificates representing shares of the Trust, (10) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses and reports to shareholders, (11) charges and expenses of legal counsel for the Trust in connection with legal matters relating to the Trust, including without limitation, legal services rendered in connection with the Trust's existence, financial structure and relations with its shareholders, (12) insurance and bonding premiums, (13) association membership dues, (14) bookkeeping and the costs of calculating the net asset value of shares of the Trust's Funds, and
(15) expenses relating to the issuance, registration and qualification of the Trust's shares.

         4. COMPENSATION. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Adviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable monthly at an annual rate based on a Fund's average daily net assets.

         The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the Shares as described in each Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which the Agreement is in effect.

         Notwithstanding any other provision of this Agreement, the Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue). Any such fee reduction may be discontinued or modified by the Adviser at any time.

         5. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Trust as follows:

         (a) The Adviser is registered as an investment adviser under the Advisers Act;

         (b) The Adviser is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

         (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders and/or directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments biding upon the Adviser;

         (d) The Form ADV of the Adviser previously provided to the Trust is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO
UPDATE INFORMATION. All representations and warranties made by the Adviser pursuant to Section 5 shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         7. LIABILITY AND INDEMNIFICATIONS.

         (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser shall not be subject to any liability to a Fund or the Trust, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser from any of its obligations under applicable law, including, without limitation, the federal and state securities laws.

         (b) INDEMNIFICATION. The Adviser shall indemnify the Trust and its officers and trustees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

         8. DURATION AND TERMINATION.

         (a) DURATION. Unless sooner terminated, this Agreement shall continue until May 9, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or the vote of the lesser of (a) 67% of the shares of a Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; PROVIDED that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the

    1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, the Agreement may be terminated any time, without payment of any penalty by vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, in each case, not less than sixty (60) days' written notice to the other party.

         This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment.

         9. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. It is understood that the action taken by the Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Adviser at the same time or at the same price.

         10. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as required by the 1940 Act).

         11. CONFIDENTIALITY. Subject to the duties of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to a Fund and the Trust and the actions of the Adviser and the Funds in respect thereof.

         12. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party.

         (a) If to the Adviser:

             Nationwide Advisory Services, Inc.
             Three Nationwide Plaza, 26th Floor
             Columbus, OH  43215
             Attention:  James F. Laird, Jr.
             Facsimile:  (614) 249-7424

         (b) If to the Trust:

             Nationwide Investing Foundation III
             Three Nationwide Plaza, 26th Floor
             Columbus,  OH 43215
             Attention:  James F. Laird, Jr.
             Facsimile:  (614) 249-7424

         13. JURISDICTION. This Agreement shall be governed by and construed to be in accordance with substantive laws of the State of Ohio without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

         14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

         15. CERTAIN DEFINITIONS. For the purposes of this Agreement, "interested person," "affiliated person," "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

         16. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         17. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                        ADVISER
                                        NATIONWIDE ADVISORY SERVICES, INC.



                                        By: /s/ Christopher A. Cray
                                            ------------------------------------
                                        Name:   Christopher A. Cray
                                        Title:  Treasurer


                                        TRUST
                                        NATIONWIDE INVESTING FOUNDATION III



                                        By: /s/ James F. Laird, Jr.
                                            ------------------------------------
                                        Name:   James F. Laird, Jr.
                                        Title:  Treasurer

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

                        Effective as of September l, 1999


         This AMENDMENT is made part of the INVESTMENT ADVISORY AGREEMENT (the "Agreement") dated as of May 9, 1998, as amended, among Nationwide Mutual Funds (formerly, Nationwide Investing Foundation III) (the "Trust") and Nationwide Advisory Services, Inc., an Ohio corporation (the "Adviser") and is consented to by Villanova Mutual Fund Capital Trust, a Delaware business trust ("Villanova
MF).

         WHEREAS, the Adviser wishes to transfer its mutual fund investment advisory business to Villanova MF and is asking the Trust to agree to amend the Agreement so that Adviser's rights and responsibilities are transferred to Villanova MF (the "Transfer");

         WHEREAS, the Trust is registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, Villanova MF is wholly owned by Villanova Capital, Inc., a Delaware corporation, under the majority ownership of Nationwide Financial Services, Inc., a Delaware corporation which through its wholly owned subsidiary, Nationwide Life Insurance Corporation, wholly owns the Adviser, and thus Villanova MF and the Adviser are under common control;

         WHEREAS, all of the persons who will serve as the directors of Villanova Capital, Inc. immediately after the Transfer are persons who have served as directors of the Adviser prior to the Transfer;

         WHEREAS, substantially all of the persons who will serve as officers of Villanova MF immediately after the Transfer are persons who have served as officers of the Adviser prior to the Transfer;

         WHEREAS, the personnel who perform the services required of the Adviser under the Agreement will continue to perform the same services after the Transfer;

         WHEREAS, with respect to the services provided under the Agreement, the business and operations of Villanova MF after the Transfer will be substantially the same as the business and operations of the Adviser prior to the Transfer;

         WHEREAS, the Transfer will not result in any reduction in the nature or quality of the services which have been provided under the Agreement by the Adviser;

         WHEREAS, the Transfer in and of itself will not result in a change in the fees or reimbursements required to be paid under the Agreement;

         WHEREAS, in view of the foregoing, the Transfer should not constitute an assignment of the Agreement within the meaning of the 1940 Act; and

         WHEREAS, the Trust's Board of Trustees has approved this amendment to the Agreement pursuant to Section 10 of the Agreement;

         NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the parties hereby agree as follows:

         1. Effective September 1, 1999 (the "Effective Date"), the Adviser will transfer to Villanova MF all of its rights and responsibilities under the Agreement.

         2. On the Effective Date, Villanova MF will assume such rights and responsibilities of the Adviser, subject to the terms of the Agreement.

         3. On the Effective Date, Adviser shall be relieved of all of its rights and responsibilities under the Agreement.

         4. All other provisions of the Agreement shall remain in full force and effect.

         5. The Trust represents and warrants that it possesses the requisite power and authority to enter into and perform its obligations under this amendment.

         6. The Adviser represents and warrants that it possesses the requisite power and authority to enter into and perform its obligations under this amendment.

         7. Villanova MF represents and warrants that it possesses the requisite power and authority to enter into and perform its obligations under this amendment, and that it is registered with the U.S. Securities and Exchange Commission as an investment adviser pursuant to the Investment Advisers Act of 1940.

         8. The Adviser and Villanova MF together represent and warrant that the transfer of the Agreement will not constitute an assignment of the Agreement within the meaning of the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be duly executed as of the day and year first written above.


NATIONWIDE ADVISORY SERVICES, INC.      NATIONWIDE MUTUAL FUNDS



By: /s/ Elizabeth A. Davin              By: /s/ James F. Laird, Jr.
    --------------------------              ------------------------------

Title:  Assistant Secretary             Title:  Treasurer
        ----------------------                  --------------------------



Agreed and Consented to by:

VILLANOVA MUTUAL FUND CAPITAL TRUST


By: /s/ Christopher A. Cray
    -------------------------------

Title: Treasurer
       ----------------------------

                                    EXHIBIT A

                          Investment Advisory Agreement
                                     between
                           Nationwide Mutual Funds and
                       Villanova Mutual Fund Capital Trust


                          Effective ____________, 2001





FUNDS OF THE TRUST
 ADVISORY FEES
------------------
 -------------
--------------------------------------------------------------------------------
-------------------------------------
                                   FOR NATIONWIDE EQUITY FUNDS
                                   ---------------------------
Gartmore Millennium Growth Fund                              1.03% on assets up
to $250 million
     (formerly Nationwide Mid Cap Growth Fund)               1.00% on assets of
$250 million and more
                                                                  but less than
$1 billion
                                                             0.97% on assets of
$1 billion and more
                                                                  but less than
$2 billion
                                                             0.94% on assets of
$2 billion and more
                                                                  but less than
$5 billion
                                                             0.91% on assets of
$5 billion and more

Gartmore Growth Fund                                         0.60% on assets up
to $250 million
     (formerly Nationwide Growth Fund)                       0.575% on assets of
$250 million and more
                                                                  but less than
$1 billion
Gartmore Total Return Fund                                   0.55% on assets of
$1 billion and more
     (formerly Nationwide Fund)                                   but less than
$2 billion
                                                             0.525% on assets of
$2 billion and more
                                                                  but less than
$5 billion
                                                             0.50% for assets of
$5 billion and more

Gartmore Value Opportunities Fund                            0.70% on assets up
to $250 million
     (formerly Nationwide Value                              0.675% on assets of
$250 million and more
     Opportunities Fund)                                          but less than
$1 billion
                                                             0.65% on assets of
$1 billion and more
                                                                  but less than
$2 billion
                                                             0.625% on assets of
$2 billion and more
                                                                  but less than
$5 billion
                                                             0.60% for assets of
$5 billion and more

Nationwide Growth Focus Fund(1)                              0.90% on assets up
to $500 million
                                                             0.80% on assets of
$500 million and more
                                                                  but less than
$2 billion
                                                             0.75% for assets of
$2 billion and more

Gartmore Global Technology                                   0.98% of the Fund's
average daily net assets
     and Communications Fund


Gartmore Global Health Sciences Fund                         1.00% of the Fund's
average daily net assets


FUNDS OF THE TRUST
 ADVISORY FEES
------------------
 -------------
--------------------------------------------------------------------------------
-------------------------------------
NorthPointe Small Cap Value Fund                             0.85% of the Fund's
average daily net assets

Gartmore Growth 20 Fund(2)                                   0.90% on assets up
to $500 million
(formerly Nationwide Focus Fund)                             0.80% on assets of
$500 million and more
                                                                  but less than
$2 billion
                                                             0.75% on assets of
$2 billion and more

Nationwide Bond Index Fund                                   0.22% of the Fund's
average daily net assets

Nationwide International Index Fund                          0.27% of the Fund's
average daily net assets

Nationwide Mid Cap Market Index Fund                         0.22% of the Fund's
average daily net assets

Nationwide Small Cap Index Fund                              0.20% of the Fund's
average daily net assets

Nationwide S&P 500 Index Fund                                0.13% on assets up
to $1.5 billion
                                                             0.12% on assets of
$1.5 billion and more
                                                                  but less than
$3 billion
                                                             0.11% on assets of
$3 billion and more

Nationwide Large Cap Value Fund                              0.75% on assets up
to $100 million
     (formerly Prestige Large Cap                            0.70% on assets of
$100 million and more
     Growth Fund)

Nationwide Large Cap Growth Fund                             0.80% on assets up
to $150 million
     (formerly Prestige Large Cap                            0.70% on assets of
$150 million and more
     Growth Fund)

Nationwide Small Cap Fund                                    0.95% on assets up
to $100 million
     (formerly Prestige Small Cap Fund)                      0.80% on assets of
$100 million and more


Prestige International Fund                                  0.85% on assets up
to $200 million
                                                             0.80% on assets of
$200 million and more




Nationwide Investor Destinations Aggressive Fund             0.13% of average
daily net assets
(formerly "Investor Destinations Aggressive Fund")
Nationwide Investor Destinations Moderately Aggressive Fund
(formerly "Investor Destinations Moderately Aggressive Fund")
Nationwide Investor Destinations Moderate Fund
(formerly "Investor Destinations Moderate Fund")
Nationwide Investor Destinations Moderately Conservative Fund
(formerly "Investor Destinations Moderately Conservative Fund")
Nationwide Investor Destinations Conservative Fund
(formerly "Investor Destinations Conservative Fund")

---------------------

(1) Performance Fee for the Nationwide Growth Focus Fund

This base advisory fee listed above is adjusted each quarter, beginning one year after commencement of operations, depending on the Fund's investment performance for the 36 months* preceding the end of that month, relative to the investment performance of the Fund's benchmark, the Russell 1000 Growth Index. The base fee is either increased or decreased by the following amounts at each breakpoint, based on whether the Fund has out- or under-performed the Russell 1000 Growth Index by more or less than 1200 basis points over the preceding rolling 36 month period:

For assets up to $500 million           +/- 22 basis points
Next $1.5 billion in assets             +/- 18 basis points
Assets of $2 billion and more           +/- 16 basis points

The investment performance of the Nationwide Growth Focus Fund will be the sum of: (1) the change in the Fund's value during such period; (2) the value of the Fund's cash distributions (from net income and realized net gains) having an ex-dividend date during such calculation period; and (3) the value of any capital gains taxes paid or accrued during such calculation period for undistributed realized long-term capital gains from the Fund. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share reinvested in the Fund at the Fund's value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distribution, dividends and taxes.

Russell 1000 Growth Index Performance:

The performance of the Russell 1000 Growth Index for a calculation period, expressed as a percentage of the Russell 1000 Growth Index, at the beginning of such period will be the sum of: (1) the change in the level of the Russell 1000 Growth Index during such period; and (2) the value, as calculated consistent with the Russell 1000 Growth Index, of cash distributions having an ex-dividend date during such period made by those companies whose securities comprise the Russell 1000 Growth Index. For this purpose, cash distributions on the securities that comprise the Russell 1000 Growth Index will be treated as if they were reinvested in the Russell 1000 Growth Index at least as frequently as the end of each calendar quarter following payment of the dividend.

* After the first twelve months of operations of the Fund, the performance fee will be phased in on a progressive basis over the next 24 months. The performance fee will be calculated on a progressive basis by multiplying the applicable fee by a fraction, the numerator of which is the number of months since commencement of operations and the denominator of which is 36 (the total phase in period). Beginning thirty six months after commencement of operations, the performance fee will be applied completely.

(2) Performance Fee for the Gartmore Growth 20 Fund.

This base advisory fee listed above is adjusted each quarter, beginning one year after commencement of operations, depending on the Fund's investment performance for the 36 months* preceding the end of that month, relative to the investment performance of the Fund's benchmark, the S&P 500 Index. The base fee is either increased or decreased by the following amounts at each breakpoint, based on whether the Fund has out- or under-performed the S&P 500 Index by more or less than 1200 basis points over the preceding rolling 36 month period:

For assets up to $500 million           +/- 22 basis points
Next $1.5 billion in assets             +/- 18 basis points
Assets of $2 billion and more           +/- 16 basis points

The investment performance of the Gartmore Growth 20 Fund will be the sum of:
(1) the change in the Fund's value during such period; (2) the value of the Fund's cash distributions (from net income and realized net gains) having an ex-dividend date during such calculation period; and (3) the value of any capital gains taxes paid or accrued during such calculation period for undistributed realized long-term capital gains from the Fund. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share reinvested in the Fund at the Fund's value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distribution, dividends and taxes.

S&P 500 Index Performance:

The performance of the S&P 500 Index for a calculation period, expressed as a percentage of S&P 500 Index, at the beginning of such period will be the sum of:
(1) the change in the level of the S&P 500 Index during such period; and (2) the value, as calculated consistent with the S&P 500 Index, of cash distributions having an ex-dividend date during such period made by those companies whose securities comprise the S&P 500 Index. For this purpose, cash distributions on the securities that comprise the S&P 500 Index will be treated as if they were reinvested in the S&P 500 Index at least as frequently as the end of each calendar quarter following payment of the dividend.

* After the first twelve months of operations of the Fund, the performance fee will be phased in on a progressive basis over the next 24 months. The performance fee will be calculated on a progressive basis by multiplying the applicable fee by a fraction, the numerator of which is the number of months since commencement of operations and the denominator of which is 36 (the total phase in period). Beginning thirty six months after commencement of operations, the performance fee will be applied completely.

                                                                       EXHIBIT B
                                                                       ---------

                              SUBADVISORY AGREEMENT
                              ---------------------

         THIS AGREEMENT is made and entered into on this 29th day of December, 1999, among Nationwide Mutual Funds, an Ohio business trust (the "Trust"), Villanova Mutual Fund Capital Trust (the "Adviser"), a Delaware business trust registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Fund Asset Management, L.P. a limited partnership (the "Subadviser"), also registered under the Advisers Act.

                              W I T N E S S E T H:

         WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, the Adviser has, pursuant to an Advisory Agreement with the Trust dated as of May 9, 1998 (the "Advisory Agreement") as subsequently amended, been retained to act as investment adviser for certain of the series of the Trust which are listed on Exhibit A to this Agreement (each, a "Fund");

         WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

         WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Trust's assets which the Adviser will assign to the Subadviser (the "Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties do mutually agree and promise as follows:

         1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

         2.     DUTIES OF SUBADVISER.

                (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase, hold and sell investments for the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, information concerning a Fund, their funds available, or to become available, for investment and generally as to the conditions of a Fund's or Trust's affairs.

                (b) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS.
         In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund's overall compliance with the 1940 Act and the Code and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Subadviser, and with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

                The Adviser will also provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust's Registration Statement on Form N-1A.

                (c) VOTING OF PROXIES. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of a Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

                (d) AGENT. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

                (e) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers ("brokers") as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

                It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

                (f) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund; provided, however, the Subadviser and any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

                The Subadviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Subadviser's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets or (ii) identify any violations which have occurred with respect to the Subadviser Assets.

                (g) BOOKS AND RECORDS. The Subadviser shall maintain separate detailed records of all matters pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are property of the Trust. The Fund's Records (relating to the Subadviser Assets) shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business.

                (h) INFORMATION CONCERNING SUBADVISER ASSETS AND SUBADVISER. From time to time as the Adviser or the Trust may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Subadviser Assets held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets.

                The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, as amended (the "Securities Act"), and any rule or regulation thereunder.

                (i) CUSTODY ARRANGEMENTS. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Fund Investments.

                (j) HISTORICAL PERFORMANCE INFORMATION. To the extent agreed upon by the parties, the Subadviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

         3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

         4. EXPENSES. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Funds or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

         5. COMPENSATION. For the services provided and the expenses assumed with respect to a Fund and the Subadviser Assets pursuant to this Agreement, the Subadviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets' average daily net assets.

         The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares of that Fund as described in a Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

         6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Trust as follows:

                (a) The Subadviser is registered as an investment adviser under the Advisers Act;

                (b) The Subadviser has filed a notice of exemption pursuant to
         Section 4.14 under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association ("NFA"), or is not required to file such exemption;

                (c) The Subadviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

                (e) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         7. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

                (a) The Adviser is registered as an investment adviser under the Advisers Act;

                (b) The Adviser has filed a notice of exemption pursuant to
         Section 4.14 under the CEA with the CFTC and the National Futures Association;

                (c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

                (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders or managing unitholder, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

                (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

                (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

         8. REPRESENTATIONS AND WARRANTIES OF THE TRUST. The Trust represents and warrants to the Adviser and the Subadviser as follows:

                (a) The Trust is a business trust duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

                (b) The Trust is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act; and

                (c) The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under
         (i) any provision of applicable law, rule or regulation, (ii) the Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

         9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         10. LIABILITY AND INDEMNIFICATION.

                (a) LIABILITY. The Subadviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of a Fund's shareholders, in connection with the matters to which this Agreement relates. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

                (b) INDEMNIFICATION. The Subadviser shall indemnify the
         Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust and the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. Notwithstanding any other provision in this Agreement, the Subadviser will indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons shall not be indemnified for a loss or expense resulting from their negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

                The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA, or as a result of any negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws on the part of the Adviser in the reliance upon and/or use of any historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information or similarly managed investment companies.

         11. DURATION AND TERMINATION.


                (a) DURATION. Unless sooner terminated, this Agreement shall continue until December 28, 2001, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Funds represented at a meeting if holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy or (b) more than 50% of the outstanding shares of the Funds; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.


                (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                         (i) By vote of a majority of the Trust's Board of
                Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon at least 60 days' written notice to the Subadviser;

                         (ii) By any party hereto immediately upon written
                notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

                         (iii) By the Subadviser upon at least 60 days'
                written notice to the Adviser and the Trust.

         This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. Upon termination of this Agreement, the Trust will immediately discontinue the use of the historical performance information provided by the Subadviser provided under Section 2(j) hereof.

         12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Trust pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Trust.

         13. REFERENCE TO SUBADVISER. Neither the Adviser nor any Affiliate or agent of it shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Subadviser to the Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

         14. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by:
a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         15. CONFIDENTIALITY. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with the terms of this Agreement and applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

         16. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

                (a) If to the Subadviser:

                    Fund Asset Management, L.P.
                    Attention:
                    Facsimile:

                (b) If to the Adviser:

                    Villanova Mutual Fund Capital Trust
                    Three Nationwide Plaza, 26th Floor
                    Columbus, OH  43215
                    Attention: James F. Laird, Jr.
                    Facsimile: (614) 249-7424

                (c) If to the Trust:

                    Nationwide Mutual Funds
                    Three Nationwide Plaza, 26th Floor
                    Columbus, OH  43215
                    Attention: James F. Laird, Jr.
                    Facsimile: (614) 249-7424

         16. JURISDICTION. This Agreement shall be governed by and construed to be consistent with the Advisory Agreement and in accordance with substantive laws of the State of Ohio without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

         17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

         18. CERTAIN DEFINITIONS. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

         19. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         21. TRUST AND ITS TRUSTEES. The Trust is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust dated as of October 30, 1997, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of Nationwide Investing

Foundation III Trustees, officers, employees or agents are not made individually, but only in their capacities with respect to the Trust. Such obligations are not binding upon any of the Trustees, shareholders, officers, or employees of the Trust personally, but bind only the assets of the Trust, as set forth in Section 1746.13(A), Ohio Revised Code. All persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                      TRUST
                                      Nationwide Mutual Funds


                                      By:  /s/ James F. Laird, Jr.
                                           -------------------------------------
                                      Name:   James F. Laird, Jr.
                                      Title:  Treasurer


                                     ADVISER
                                     Villanova Mutual Fund Capital Trust


                                     By:  /s/ Kevin S. Crossett
                                          --------------------------------------
                                     Name:   Kevin S. Crossett
                                     Title:  Vice President and General Counsel


                                     SUBADVISER
                                     Fund Asset Management, L.P.


                                     By:  /s/ Terry K. Glenn
                                          --------------------------------------
                                     Name:   Terry K. Glenn
                                     Title:  Executive Vice President

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                       VILLANOVA MUTUAL FUND CAPITAL TRUST
                             NATIONWIDE MUTUAL FUNDS
                         AND FUND ASSET MANAGEMENT, L.P.
                           EFFECTIVE DECEMBER 29, 1999
                           (as amended June ___, 2001)



FUNDS OF THE TRUST                                   ADVISORY FEES
Nationwide S&P 500 Index Fund               0.05% on Subadviser Assets up to
$200 million
                                            0.03% on Subadviser Assets of $200
million and
                                               more but less than $1 billion
                                            0.02% for Subadviser Assets of $1
billion or more

Nationwide Small Cap Index Fund             0.07% of average daily net assets

Nationwide Mid Cap Market Index Fund        0.09% of average daily net assets

Nationwide International Index Fund         0.14% of average daily net assets

Nationwide Bond Index Fund                  0.09% of average daily net assets


                                        TRUST
                                        Nationwide Mutual Funds


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        ADVISER
                                        Villanova Mutual Fund Capital Trust


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        SUBADVISER
                                        Fund Asset Management, L.P.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!

                  Please detach at perforation before mailing.



PROXY



                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                           NATIONWIDE BOND INDEX FUND
                                AUGUST 31, 2001




The undersigned hereby revokes all previous proxies for his or her shares and appoints William Baltrus and Cory Gossard, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Nationwide Bond Index Fund series (the "Fund") of Nationwide Mutual Funds (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, at 11:00 a.m., Eastern time, on Friday, August 31, 2001, upon such business as may properly be brought before the Meeting. All powers may be exercised by anyone of said proxy holders or substitutes voting or acting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                                        NOTE: Please sign exactly as your name
                                        appears on the proxy. If signing for
                                        estates, trusts or corporations, title
                                        or capacity should be stated. If shares
                                        are held jointly, each holder must sign.


                                        ----------------------------------------
                                        Signature(s)


                                        ----------------------------------------
                                        Date



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------

                            (Please see reverse side)

                       EVERY SHAREHOLDER VOTE IS IMPORTANT



    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THIS PROXY SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS HEREBY GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT CURRENTLY AWARE OF ANY SUCH MATTERS.

           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF
                              EACH OF THE PROPOSALS



     1.   To approve an investment advisory agreement between Nationwide
          Mutual Funds, relating to the Fund, and Villanova Mutual Fund
FOR           AGAINST             ABSTAIN
          Capital Trust

     2.   To approve a subadvisory agreement among Villanova Mutual Fund
          Capital Trust, the Trust and Fund Asset Management, L.P.,
FOR           AGAINST             ABSTAIN
          relating to the Fund

     3.   To approve the reclassification of the fundamental investment
FOR           AGAINST             ABSTAIN
          objective of the Fund as non-fundamental

     4.   To authorize the Board of Trustees, without shareholder
          approval,  to appoint, replace or terminate subadvisers
          recommended by Villanova Mutual Fund Capital Trust, as
          investment adviser, and to amend the terms of any subadvisory
FOR           AGAINST             ABSTAIN
          agreement for the Fund



             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY ...TODAY
             ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTION TODAY!


                  Please detach at perforation before mailing.



VOTING INSTRUCTION FORM



                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                           NATIONWIDE BOND INDEX FUND
                                 AUGUST 31, 2001

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Nationwide Bond Index Fund series (the "Fund") of the Nationwide Mutual Funds (the "Trust") attributable to his or her variable annuity or variable life insurance contract as of June 5, 2001, at the Special Meeting of Shareholders of the Fund to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Friday, August 31, 2001 at 11:00 a.m., Eastern time, and at any adjournments thereof. These voting instructions will be used to vote on the proposals described in the Proxy Statement specified on the reverse side.


RECEIPT OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                                        NOTE: Please sign exactly as your name
                                        appears on the Voting Instruction Form.
                                        When the variable annuity or variable
                                        life insurance contract is held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.

                                        Date:
                                             -----------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s), (Title(s), if applicable)


     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ---------

                           (Please see reverse side.)

THIS VOTING INSTRUCTION FORM WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THIS VOTING INSTRUCTION FORM SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, NATIONWIDE LIFE INSURANCE COMPANY OR NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF
                              EACH OF THE PROPOSALS



     1.   To approve an investment advisory agreement between Nationwide
          Mutual Funds, relating to the Fund, and Villanova Mutual Fund
FOR           AGAINST             ABSTAIN
          Capital Trust

     2.   To approve a subadvisory agreement among Villanova Mutual Fund
          Capital Trust, the Trust and Fund Asset Management, L.P.,
FOR           AGAINST             ABSTAIN
          relating to the Fund

     3.   To approve the reclassification of the fundamental investment
FOR           AGAINST             ABSTAIN
          objective of the Fund as non-fundamental

     4.   To authorize the Board of Trustees, without shareholder
          approval,  to appoint, replace or terminate subadvisers
          recommended by Villanova Mutual Fund Capital Trust, as
          investment adviser, and to amend the terms of any subadvisory
FOR           AGAINST             ABSTAIN
          agreement for the Fund



     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


                  Please detach at perforation before mailing.



PROXY



                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                       NATIONWIDE INTERNATIONAL INDEX FUND
                                 AUGUST 31, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints William Baltrus and Cory Gossard, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Nationwide International Index Fund series (the "Fund") of Nationwide Mutual Funds (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus Ohio 43215 at 11:00 a.m., Eastern time, on Friday, August 31, 2001, upon such business as may properly be brought before the Meeting. All powers may be exercised by anyone of said proxy holders or substitutes voting or acting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.


IMPORTANT:  PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                        NOTE: Please sign exactly as your
                                        name appears on the proxy. If signing
                                        for estates, trusts or corporations,
                                        title or capacity should be stated.
                                        If shares are held jointly, each
                                        holder must sign.


                                        ----------------------------------------
                                        Signature(s)


                                        ----------------------------------------
                                        Date



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------

                            (Please see reverse side)

                       EVERY SHAREHOLDER VOTE IS IMPORTANT



    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED , THIS PROXY SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS HEREBY GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT CURRENTLY AWARE OF ANY SUCH MATTERS.

           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF
                              EACH OF THE PROPOSALS



     1.   To approve an investment advisory agreement between
          Nationwide Mutual Funds, relating to the Fund, and
          Villanova Mutual Fund Capital Trust
FOR           AGAINST             ABSTAIN

     2.   To approve a subadvisory agreement among Villanova Mutual
          Fund Capital Trust, the Trust and Fund Asset Management, L.P.,
FOR           AGAINST             ABSTAIN
          relating to the Fund

     3.   To approve the reclassification of the fundamental
          investment objective of the Fund as non-fundamental
FOR           AGAINST             ABSTAIN

     4.   To authorize the Board of Trustees, without shareholder
          approval,  to appoint, replace or terminate subadvisers
FOR           AGAINST             ABSTAIN
          recommended by Villanova Mutual Fund Capital Trust, as
          investment adviser, and to amend the terms of any subadvisory agreement for the Fund





             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY ...TODAY
             ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                         VOTING INSTRUCTION FORM TODAY!


                  PLEASE DETACH AT PERFORATION BEFORE MAILING



VOTING INSTRUCTION FORM



                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                       NATIONWIDE INTERNATIONAL INDEX FUND
                                 AUGUST 31, 2001

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Nationwide International Index Fund series (the "Fund") of the Nationwide Mutual Funds (the "Trust") attributable to his or her variable annuity or variable life insurance contract as of June 5, 2001, at the Special Meeting of Shareholders of the Fund to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Friday, August 31, 2001, at 11:00 a.m., Eastern time, and at any adjournments thereof. These voting instructions will be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

RECEIPT OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                                        NOTE: Please sign exactly as your name
                                        appears on this Voting Instruction Form.
                                        When the variable annuity or variable
                                        life insurance contract is held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.


                                          Date:
                                               ---------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                          Signature(s) (Title(s), if applicable)




     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ---------

                            (Please see reverse side)

THIS VOTING INSTRUCTION FORM WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THIS VOTING INSTRUCTION FORM SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING NATIONWIDE LIFE INSURANCE COMPANY OR NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF
                              EACH OF THE PROPOSALS



1.   To approve an investment advisory agreement between Nationwide
     Mutual Funds, relating to the Fund, and Villanova Mutual Fund
FOR        AGAINST         ABSTAIN
     Capital Trust

2.   To approve a subadvisory agreement among Villanova Mutual Fund
     Capital Trust, the Trust and Fund Asset Management, L.P., relating
FOR        AGAINST         ABSTAIN
     to the Fund

3.   To approve the reclassification of the fundamental investment objective of the Fund as non-fundamental
FOR        AGAINST         ABSTAIN

4.   To authorize the Board of Trustees, without shareholder approval, to appoint, replace or terminate subadvisers recommended by Villanova
FOR        AGAINST         ABSTAIN
     Mutual Fund Capital Trust, as investment adviser, and to amend the terms of any subadvisory agreement for the Fund




     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


                  Please detach at perforation before mailing.



PROXY




                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                      NATIONWIDE MID CAP MARKET INDEX FUND
                                 AUGUST 31, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints William Baltrus and Cory Gossard, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Nationwide Mid Cap Market Index Fund series (the "Fund") of Nationwide Mutual Funds (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, at 11:00 a.m., Eastern time, on Friday, August 31, 2001, upon such business as may properly be brought before the Meeting. All powers may be exercised by any one of the said proxy holders or substitutes voting or acting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                        NOTE: Please sign exactly as your
                                        name appears on the proxy. If signing
                                        for estates, trusts or corporations,
                                        title or capacity should be stated.
                                        If shares are held jointly, each
                                        holder must sign.


                                        ----------------------------------------
                                        Signature(s)


                                        ----------------------------------------
                                        Date




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------

                            (Please see reverse side)

                       EVERY SHAREHOLDER VOTE IS IMPORTANT



    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED , THIS PROXY SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS HEREBY GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT CURRENTLY AWARE OF ANY SUCH MATTERS.

             THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR
                            OF EACH OF THE PROPOSALS



     1.   To approve an investment advisory agreement between
          Nationwide Mutual Funds, relating to the Fund, and
FOR           AGAINST             ABSTAIN
          Villanova Mutual Fund Capital Trust

     2.   To approve a subadvisory agreement among Villanova Mutual
          Fund Capital Trust, the Trust and Fund Asset Management, L.P.,
          relating to the Fund
FOR           AGAINST             ABSTAIN

     3.   To approve the reclassification of the fundamental investment objective of the Fund as non-fundamental
FOR           AGAINST             ABSTAIN

     4.   To authorize the Board of Trustees, without shareholder
          approval,  to appoint, replace or terminate subadvisers
FOR           AGAINST             ABSTAIN
          recommended by Villanova Mutual Fund Capital Trust, as
          investment adviser, and to amend the terms of any subadvisory agreement for the Fund




             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY ...TODAY
             ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                         VOTING INSTRUCTION FORM TODAY!


                  Please detach at perforation before mailing.



VOTING INSTRUCTION FORM


                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                      NATIONWIDE MID CAP MARKET INDEX FUND

                                 AUGUST 31, 2001

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Nationwide Mid Cap Market Index Fund series (the "Fund") of the Nationwide Mutual Funds (the "Trust") attributable to his or her variable annuity or variable life insurance contract as of June 5, 2001, at the Special Meeting of Shareholders of the Fund to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Friday, August 31, 2001, at 11:00 a.m., Eastern time, and at any adjournments thereof. These voting instructions will be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

RECEIPT OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                                        NOTE: Please sign exactly as your name
                                        appears on this Voting Instruction Form.
                                        When the variable annuity or variable
                                        life insurance contract is held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.


                                   Date:
                                        ----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Signature(s) (Title(s), if applicable)




     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ---------

                            (Please see reverse side)

THIS VOTING INSTRUCTION FORM WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THIS VOTING INSTRUCTION FORM SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, NATIONWIDE LIFE INSURANCE COMPANY OR NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


             THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR
                            OF EACH OF THE PROPOSALS


1.   To approve an investment advisory agreement between Nationwide
     Mutual Funds, relating to the Fund, and Villanova Mutual Fund
FOR        AGAINST         ABSTAIN
     Capital Trust

2.   To approve a subadvisory agreement among Villanova Mutual Fund
     Capital Trust, the Trust and Fund Asset Management, L.P., relating
FOR        AGAINST         ABSTAIN
     to the Fund

3.   To approve the reclassification of the fundamental investment objective of the Fund as non-fundamental
FOR        AGAINST         ABSTAIN

4.   To authorize the Board of Trustees, without shareholder approval, to appoint, replace or terminate subadvisers recommended by Villanova
FOR        AGAINST         ABSTAIN
     Mutual Fund Capital Trust, as investment adviser, and to amend the terms of any subadvisory agreement for the Fund




     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY!


                  Please detach at perforation before mailing.



PROXY



                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                         NATIONWIDE SMALL CAP INDEX FUND
                                 AUGUST 31, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints William Baltrus and Cory Gossard, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Nationwide Small Cap Index Fund series (the "Fund") of Nationwide Mutual Funds (the "Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, at 11:00 a.m., Eastern time, on Friday, August 31, 2001, upon such business as may properly be brought before the Meeting. All powers may be exercised by anyone of said proxy holders or substitutes voting or acting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged



IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                        NOTE: Please sign exactly as your
                                        name appears on the proxy. If signing
                                        for estates, trusts or corporations,
                                        title or capacity should be stated.
                                        If shares are held jointly, each
                                        holder must sign.


                                        ----------------------------------------
                                        Signature(s)


                                        ----------------------------------------
                                        Date





              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------

                            (Please see reverse side)

                       EVERY SHAREHOLDER VOTE IS IMPORTANT



    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED , THIS PROXY SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS HEREBY GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT CURRENTLY AWARE OF ANY SUCH MATTERS.

             THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR
                            OF EACH OF THE PROPOSALS



     1.   To approve an investment advisory agreement between
          Nationwide Mutual Funds, relating to the
          Fund, and Villanova Mutual Fund Capital Trust
FOR           AGAINST             ABSTAIN

     2.   To approve a subadvisory agreement among Villanova Mutual
          Fund Capital Trust, the Trust and Fund Asset Management, L.P.,
FOR           AGAINST             ABSTAIN
          relating to the Fund

     3.   To approve the reclassification of the fundamental investment objective of the Fund as non-fundamental
FOR        AGAINST       ABSTAIN


     4.   To authorize the Board of Trustees, without shareholder
          approval, to appoint, replace or terminate subadvisers
FOR           AGAINST             ABSTAIN
          recommended by Villanova Mutual Fund Capital Trust, as
          investment adviser, and to amend the terms of any subadvisory agreement for the Fund



             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY ...TODAY
             ---------

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                         VOTING INSTRUCTION FORM TODAY!

           Please fold and detach card at perforation before mailing.


VOTING INSTRUCTION FORM



                         SPECIAL MEETING OF SHAREHOLDERS
                             NATIONWIDE MUTUAL FUNDS
                         NATIONWIDE SMALL CAP INDEX FUND
                                 AUGUST 31, 2001

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Nationwide Small Cap Index Fund series (the "Fund") of the Nationwide Mutual Funds (the "Trust") attributable to his or her variable annuity or variable life insurance contract as of June 5, 2001, at the Special Meeting of Shareholders of the Fund to be held at Four Nationwide Plaza, 215 North Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Friday, August 31, 2001, at 11:00 a.m., Eastern time, and at any adjournments thereof. These voting instructions will be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

RECEIPT OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

                                        NOTE: Please sign exactly as your name
                                        appears on this Voting Instruction Form.
                                        When the variable annuity or variable
                                        life insurance contract is held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instructions should be signed by an authorized person indicating the person's title.


                                  Date:
                                       -----------------------------------------


                                  ----------------------------------------------


                                  ----------------------------------------------
                                  Signature(s) (Title(s), if applicable)




     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ----------

                            (Please see reverse side)

THIS VOTING INSTRUCTION FORM WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THIS VOTING INSTRUCTION FORM SHALL BE VOTED IN FAVOR OF THE PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING NATIONWIDE LIFE INSURANCE COMPANY OR NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY SHALL VOTE IN WITH THEIR BEST JUDGEMENT.


             THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR
                            OF EACH OF THE PROPOSALS



1.   To approve an investment advisory agreement between Nationwide
     Mutual Funds, relating to the Fund, and Villanova Mutual Fund
FOR        AGAINST         ABSTAIN
     Capital Trust

2.   To approve a subadvisory agreement among Villanova Mutual Fund
     Capital Trust, the Trust and Fund Asset Management, L.P., relating
FOR        AGAINST         ABSTAIN
     to the Fund

3.   To approve the reclassification of the fundamental investment objective of the Nationwide Small Cap Index Fund as non-fundamental
FOR        AGAINST         ABSTAIN

4.   To authorize the Board of Trustees, without shareholder approval, to appoint, replace or terminate subadvisers recommended by Villanova
FOR        AGAINST         ABSTAIN
     Mutual Fund Capital Trust, as investment adviser, and to amend the terms of any subadvisory agreement for the Fund




     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR VOTING INSTRUCTION FORM...TODAY
     ---------





                                       2